ANNUITY REINSURANCE AGREEMENT

This Agreement

is by and between

GUARDIAN LIFE INSURANCE COMPANY

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER”)

Hamilton, Bermuda

TABLE OF CONTENTS

	ARTICLE	PAGE
Access to Records	IX	11
Arbitration	XIII	13
Automatic Provisions	IV	7
Confidentiality	IX	11
Currency	XI	13
Definitions	I	3
Effective Date, Term, and Termination	III	6
Insolvency	XII	13
Litigation	VIII	11
Miscellaneous	XV	14
Governing Law	XVI	16
Notices	XII	16
Offset	XIV	14
Parties to the Agreement	II	6
Premium Accounting	V	10
Reinsurance Claim Settlement	VI	10
Reserves	VII	11
Unintentional Errors, Misunderstandings, or Omissions	X	12

SCHEDULES

A-1	Description of Guaranteed Minimum Death Benefit (GMDB) and Earnings Enhancement Benefit (EEB) for CONTRACT TYPES listed in Schedule B-1

B-1	CONTRACT TYPES Reinsured Under this Agreement

B-2	Investment Funds Under CONTRACT TYPES Reinsured Under this Reinsurance Agreement

C-1	Limits and Rules of CEDING COMPANY

C-2	Limits and Rules of REINSURER

C-3	INDIVIDUAL CLAIM LIMIT

D	REINSURANCE PREMIUM RATE

E	REINSURER’S Quota Share

F	Monthly Reporting Format and Data Requirements

ARTICLE I - DEFINITIONS

A.	DURATION OF AGREEMENT:

EFFECTIVE DATE means September 1, 2001.

BUSINESS DAY means any day that securities are traded on the New York Stock Exchange.

MONTHLY VALUATION DATE means the last BUSINESS DAY of any month.

TERMINATION DATE means the date the last ACTIVE CONTRACT is terminated due to death, lapse, surrender, the annuitant reaching the maximum annuitization age, annuitization or some other valid contingency.

B.	CONTRACT DEFINITIONS:

ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner under which CEDING COMPANY agrees to provide specified benefits in accordance with specified terms and conditions.

ACTIVE CONTRACT means a ANNUITY CONTRACT, other than an EXCLUDED CONTRACT, which is in effect, which has not been terminated due to death, lapse, surrender, the annuitant’s reaching the maximum annuitization age, or some other valid contingency, and which has not been annuitized.

EXCLUDED CONTRACT means any ANNUITY CONTRACT that has

(a) a GMDB provision that is suspended due to a change in owner or annuitant, or

(b) elected one of the Excluded Contract Features identified in Schedule B-1;

provided, however, that any EXCLUDED CONTRACT shall be treated as such only on and after the date as of which it satisfies any of the conditions identified as (a) through (b), above.

RETAIL ANNUITY PREMIUMS means contributions made in accordance with the provisions of any ANNUITY CONTRACT by or on behalf of its owner, whether referred to as purchase payments, premiums, deposits or otherwise, in amounts not in excess of the limit provided in Schedule C-1.

CONTRACT TYPE means any one of the ANNUITY CONTRACT forms specified in Schedule B-1.

GMDB TYPE means any one of the Guaranteed Minimum Death Benefits specified in the ANNUITY CONTRACTS and described in Schedule A-1.

EEB TYPE means any one of the Earnings Enhancement Benefits specified in the ANNUITY CONTRACTS and described in Schedule A-1.

C.	REINSURANCE PREMIUM DEFINITIONS:

ACCOUNT VALUE means, for each ANNUITY CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2.

REINSURED ACCOUNT VALUE means the ACCOUNT VALUE multiplied by the REINSURER’S Quota Share, as shown in Schedule E.

REINSURANCE PREMIUM RATE means the premium rate provided in Schedule D, for each CONTRACT TYPE.

MONTHLY REINSURANCE PREMIUM RATE means the REINSURANCE PREMIUM RATE divided by 12.

MONTHLY REINSURANCE PREMIUM means the sum, for all ACTIVE CONTRACTS reinsured under this Agreement, of the product of (i) the MONTHLY REINSURANCE PREMIUM RATE and (ii) the average of (a) the REINSURED ACCOUNT VALUE as of the current month’s MONTHLY VALUATION DATE and (b) the REINSURED ACCOUNT VALUE as of the previous month’s MONTHLY VALUATION DATE. If this calculation produces a figure smaller than the MINIMUM MONTHLY REINSURANCE PREMIUM, then the MONTHLY REINSURANCE PREMIUM shall be the MINIMUM MONTHLY REINSURANCE PREMIUM.

MINIMUM MONTHLY REINSURANCE PREMIUM means $1,000.00.

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.

REMITTANCE DATE means the MONTHLY VALUATION DATE following the REINSURANCE PREMIUM DUE DATE.

D.	REINSURANCE CLAIM DEFINITIONS:

GMDB AMOUNT means, in accordance with each ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined minimum amount payable on the death of the annuitant.

EEB NET AMOUNT AT RISK means, in accordance with each ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined amount in excess of the ACCOUNT VALUE payable upon death of the annuitant in accordance with the ANNUITY CONTRACT.

REINSURED GMDB AMOUNT means, for each ACTIVE CONTRACT, the product of the GMDB AMOUNT and the REINSURER’S Quota Share, determined in accordance with Schedule E.

REINSURED EEB NET AMOUNT AT RISK means, for each ACTIVE CONTRACT, the product of the EEB NET AMOUNT AT RISK and the REINSURER’S Quota Share, determined in accordance with Schedule E.

GMDB CLAIM means the excess of the REINSURED GMDB AMOUNT over the REINSURED ACCOUNT VALUE, if a positive value, as of the date that CEDING COMPANY calculates the GMDB AMOUNT under the terms of the applicable CONTRACT TYPE.

EEB CLAIM means the REINSURED EEB NET AMOUNT AT RISK, if a positive value, as of the date that CEDING COMPANY calculates the EEB NET AMOUNT AT RISK under the terms of the applicable CONTRACT TYPE.

REIMBURSEMENT DATE means 30 days after the later of the REMITTANCE DATE or the date that REINSURER receives a request for claim reimbursement from the CEDING COMPANY.

ANNUAL GMDB CLAIM means the sum of all GMDB CLAIMS in any calendar year.

ANNUAL GMDB CLAIM LIMIT means the limit, applicable for each calendar year, upon ANNUAL GMDB CLAIMS under this Agreement, calculated by multiplying (a) 200 basis points (0.0200) by (b) the ANNUAL AVERAGE REINSURED ACCOUNT VALUE.

ANNUAL AVERAGE REINSURED ACCOUNT VALUE means the sum of the MONTHLY AVERAGE REINSURED ACCOUNT VALUES divided by the number of months that reinsurance is effective under this Agreement during any calendar year.

MONTHLY AVERAGE REINSURED ACCOUNT VALUE means, for any calendar month, the average of the REINSURED ACCOUNT VALUE as of the previous calendar month’s MONTHLY VALUATION DATE and the REINSURED ACCOUNT VALUE as of the current month’s MONTHLY VALUATION DATE.

INDIVIDUAL CLAIM LIMIT means the maximum reinsurance claim liability (the GMDB CLAIM and/or the EEB CLAIM) on any single life, which shall be the dollar amount stated in Schedule C-3 multiplied by the REINSURER’S Quota Share, determined in accordance with Schedule E.

ARTICLE II - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of the CEDING COMPANY and the REINSURER, and their respective successors and permitted assignees. Nothing in this Agreement in any manner is intended to create or shall create any obligations as to or rights against the REINSURER or establish any legal relationship between the REINSURER and any third party or any persons not party to this Agreement, including without limitation, annuitants, contract owners, certificate owners, beneficiaries, applicants or assignees under any ANNUITY CONTRACT covered by this Agreement, except as provided in the Insolvency Article.

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

A.	This Agreement is effective as of 12:01 a.m. Eastern Standard Time, on the EFFECTIVE DATE.

B.	Business covered by this Agreement includes ANNUITY CONTRACTS issued by the CEDING COMPANY that:

(i)	are among the CONTRACT TYPES identified by form number (and all state variations thereof) and which satisfy all the specifications contained in Schedule B-1;

(ii)	have assets invested only to the investment funds listed in Schedule B-2;

(iii)	are issued on and after the EFFECTIVE DATE but prior to the date determined in Section C (i) or (ii) below;

(iv)	are issued in accordance with the limits and rules described in Schedule C-1;

(v)	are in compliance with all of the other terms and provisions of this Agreement and Schedules; and

(vi)	are ACTIVE CONTRACTS.

C.	Business covered by this Agreement does not include new ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on December 31, 2005 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS issued on or after September 1, 2003 exceed the limit provided in schedule C-2.

D.

CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, immediately upon an order appointing a receiver, conservator or trustee for management of REINSURER is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER. CEDING COMPANY may recapture immediately all ceded benefits upon written notice to

REINSURER, its receiver, conservator, or trustee, thereby releasing REINSURER, its receiver, conservator or trustee from all liability with respect business ceded pursuant to this Agreement. REINSURER agrees to notify CEDING COMPANY promptly upon receipt of an order appointing a receiver, conservator or trustee for management of REINSURER.

E.	REINSURER shall have the option of terminating this Agreement for new business, existing business or both upon providing 30 days written notice to CEDING COMPANY (in which REINSURER will identify whether termination applies to new business, existing business or both) upon the occurrence of any of the following:

1.	CEDING COMPANY fails to provide any timely submission of data in accordance with Schedule F. If, during the 30 days following this notification, REINSURER receives all data submissions in arrears, the notice of termination shall be deemed withdrawn.

2.	CEDING COMPANY fails to pay MONTHLY REINSURANCE PREMIUM on or before the REMITTANCE DATE. If REINSURER receives all MONTHLY REINSURANCE PREMIUM in arrears, including interest calculated in accordance with paragraph F of this Article, within the 30 day notice period, the notice of termination shall be deemed withdrawn.

Upon termination in accordance with this paragraph, subject to the terms and conditions of this Agreement, as of the close of the last BUSINESS DAY of this 30 day notice period, REINSURER’S liability for all business terminated in accordance with such notice will terminate.

F.	Notwithstanding termination of reinsurance as provided herein, CEDING COMPANY shall continue to be liable to REINSURER for all unpaid MONTHLY REINSURANCE PREMIUM earned by REINSURER under this Agreement, and REINSURER shall continue to be liable to CEDING COMPANY for all unpaid GMDB CLAIMS and EEB CLAIMS to the extent due under this Agreement as of the effective date of termination. Any such net amounts due from either party shall be subject to an annual interest charge equal to the 3 month LIBOR rate as of the REMITTANCE DATE, as published in the Wall Street Journal, plus 1.00%, applied daily as rate/365. Interest shall be assessed from the REMITTANCE DATE until the date paid.

ARTICLE IV - AUTOMATIC PROVISIONS

A.	On or after the EFFECTIVE DATE of this Agreement, CEDING COMPANY shall automatically cede and REINSURER shall automatically accept a Quota Share percentage, as provided in Schedule E, with respect to the CEDING COMPANY’S liability for the GMDB CLAIMS and EEB CLAIMS for each ACTIVE CONTRACT reinsured under this Agreement as provided in this Article.

B.	(1) This Agreement covers only the liability for GMDB CLAIMS and EEB CLAIMS paid under ANNUITY CONTRACT forms or benefit rider forms that were reviewed and approved by REINSURER prior to their issuance. Approved Benefit rider forms and contract forms, as supplemented by additional materials, are listed on Schedule B-1. REINSURER shall have no liability with respect to any new or revised contract form or benefit rider form not so approved unless and until REINSURER has reviewed and expressly approved such form in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. REINSURER will approve or disapprove any new or revised contract forms or benefit rider forms within 30 days of the date it receives notification and copies thereof; provided, however, that such forms are deemed disapproved unless the REINSURER’S written approval is submitted within such time period. Notice of disapproval will not affect ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-1 that were previously approved by REINSURER.

(2) Moreover, REINSURER shall have no liability with respect to any contract form or benefit rider form if funds have been deleted from the form as approved by the REINSURER. REINSURER shall be liable with respect to such form only after REINSURER has reviewed and expressly approved any such fund deletion in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. REINSURER will approve or disapprove any new or revised contract forms or benefit rider forms within 30 days of the date it receives notification and copies thereof; provided, however, that such forms are deemed disapproved unless the REINSURER’S written approval is submitted within such time period. Notice of disapproval will not affect ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-1 that were previously approved by REINSURER.

C.	This Agreement covers only the liability for GMDB CLAIMS and EEB CLAIMS paid under ANNUITY CONTRACTS invested in investment funds listed on Schedule B-2. REINSURER shall have no liability with respect to any new or revised investment fund not so approved unless REINSURER has reviewed and expressly approved such fund in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised investment fund, and a revised Schedule B-2. REINSURER will approve or disapprove any new or revised investment funds within 30 days of the date it receives notification and copies thereof; provided, however, that such funds are deemed disapproved unless the REINSURER’S written approval is submitted within such time period. Notice of disapproval will not affect ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-2 that were previously approved by REINSURER.

D.

Notwithstanding Paragraphs B and C above, CEDING COMPANY must notify REINSURER in advance of any upcoming changes to the policy form, contract, or prospectus which may affect ANNUITY CONTRACTS reinsured under this Agreement. REINSURER will determine whether such changes require a modification to this

Agreement within 60 days of the date it receives notification. REINSURER shall have no liability with respect to any proposed change to the policy form, contract, or prospectus which may affect ANNUITY CONTRACTS reinsured under this Agreement unless and until REINSURER has agreed in writing to be bound with respect to such change and, where REINSURER concludes that an Amendment to this Agreement is required, such Amendment is effected by the parties hereto.

E.	The issue age limits and the total RETAIL ANNUITY PREMIUMS per life must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual written agreement between the parties. CEDING COMPANY shall provide prior written notice to REINSURER of any changes in its published limits and rules identified on Schedule C-1, and REINSURER shall have no liability with respect to revised limits and rules unless and until REINSURER provides written notice to CEDING COMPANY that such revised limits and rules are acceptable.

F.	The CEDING COMPANY will provide to the REINSURER a legal opinion to the effect that each variable investment option listed on or proposed as an addition to Schedule B-2 both (i) qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code and (ii) meets the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code. The REINSURER will not be liable with respect to any variable investment option for which it has not received such opinion.

G.	If, at any time, any variable investment option fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and/or fails to meet the diversification requirements of Subchapter L of the Internal Revenue Code, the REINSURER’S liability with respect to such variable investment option may be terminated by the REINSURER, upon 30 days written notice to the CEDING COMPANY. The REINSURER’S liability with respect to any GMDB CLAIM or EEB CLAIM will be determined by multiplying the RE1NSURED GMDB AMOUNT or the REINSURED EEB NET AMOUNT AT RISK by the proportion of the RETAIL ANNUITY PREMIUM invested in the disqualified funds to the total RETAIL ANNUITY PREMIUM. If the REINSURER’S liability is terminated with respect to any variable investment option, the MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option. Furthermore, subsequent transfers from any an investment account of any ANNUITY CONTRACT that fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and/or fails to meet the diversification requirements of Subchapter L of the Internal Revenue Code, to any fixed account option or other investment account that satisfies such requirements of Subchapters M and L of the Internal Revenue Code, will be considered subsequent RETAIL ANNUITY PREMIUMS for the purposes of this Agreement.

H.

If the CEDING COMPANY causes such variable investment option to satisfy the requirements of Subchapter M and Subchapter L, within the 30-day notice period, the REINSURER’S liability in respect to such variable investment option will be reinstated from the date the variable investment option satisfies the requirements of both Subchapter M and

Subchapter L. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date the variable investment account satisfies the requirements of Subchapter M and Subchapter L.

ARTICLE V- PREMIUM ACCOUNTING

A.	On or before the REMITTANCE DATE, CEDING COMPANY shall forward to REINSURER its statement of account and data requirements as set forth in Schedule F together with its remittance of the MONTHLY REINSURANCE PREMIUM as shown therein, as well as any premium adjustments from the prior period.

B.	If the MONTHLY REINSURANCE PREMIUM is not paid by CEDING COMPANY on or before the REMITTANCE DATE, interest calculated in accordance with Article III, paragraph F will be assessed from the REMITTANCE DATE until the date such unpaid MONTHLY REINSURANCE PREMIUM is paid in full to REINSURER.

C.	If any MONTHLY REINSURANCE PREMIUM amounts due hereunder cannot be determined by the REMITTANCE DATE, CEDING COMPANY shall have 30 days to determine the appropriate MONTHLY REINSURANCE PREMIUM amount and remit such amount to REINSURER with interest, from the REMITTANCE DATE to the date of payment, calculated in accordance with Article III, paragraph F.

ARTICLE VI - REINSURANCE CLAIM SETTLEMENT

A.	REINSURER shall at no time be responsible for any obligation of CEDING COMPANY to any party under any ANNUITY CONTRACT issued by CEDING COMPANY.

B.	On or before the REMITTANCE DATE, CEDING COMPANY shall forward to REINSURER its statement of account and data requirements as set forth in Schedule F, together with its request for reimbursement for GMDB CLAIMS and EEB CLAIMS as shown therein. If requested by REINSURER, CEDING COMPANY shall promptly provide REINSURER with proof of claim, proof of claim payment and any other claim documentation identified by REINSURER, in accordance with Schedule F.

C.	If GMDB CLAIMS and EEB CLAIMS are not paid by the REIMBURSEMENT DATE (or, if later, 30 days after REINSURER receives CEDING COMPANY’S monthly statement of account), interest calculated in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE and will continue until the GMDB CLAIMS and EEB CLAIMS are paid in full.

D.	Notwithstanding any other provision of this Agreement, the REINSURER’S total liability under this Agreement shall not exceed (1) in connection with any single life, the INDIVIDUAL CLAIM LIMIT; and (2) for ANNUAL GMDB CLAIMS, the ANNUAL GMDB CLAIMS LIMIT.

ARTICLE VII - RESERVES

A.	REINSURER will establish and hold a reserve in connection with the reinsurance provided under this Agreement, which will satisfy the requirements of the insurance regulatory requirements of the state of domicile of the CEDING COMPANY (the “Domiciliary State”), as in effect on the EFFECTIVE DATE.

B.	Additional reserves requested by CEDING COMPANY may be established by REINSURER and secured by a trust or a letter of credit. An additional reinsurance premium will be required annually and will be equal to 100 basis points (0.0100) multiplied by the additional reserve amount established.

C.	With respect to the reserve so established, REINSURER will comply with the provisions of insurance law of the Domiciliary State relating to reinsurance credit for non-authorized reinsurers as in effect on the EFFECTWE DATE, including providing security to enable the CEDING COMPANY to qualify for such reserve credit through the issuance of letters of credit or otherwise, at the REINSURER’S expense.

ARTICLE VIII - LITIGATION

In the event of any legal action brought against CEDING COMPANY relating to any ANNUITY CONTRACT that is reinsured in accordance with the terms and conditions of this Agreement, CEDING COMPANY shall provide to the REINSURER written notice thereof, including a copy of the complaint and/or all other pleadings and correspondence relating to such legal action within 10 BUSINESS DAYS after CEDING COMPANY’S receipt thereof.

ARTICLE IX - ACCESS TO RECORDS; CONFIDENTIALITY

A.	The REINSURER, or its duly authorized representatives, shall have access at any reasonable time during regular business hours, to all records of the CEDING COMPANY, including the right to photocopy and retain copies of documents that reasonably pertain in any way to this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the CEDING COMPANY and the REINSURER shall provide each other with copies of their respective audited financial statements.

B.

The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that Confidential Information is not disclosed in any form by any means by each of them or by any of their employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that the party protects its own proprietary or confidential information of like kind, which shall be at least a reasonable manner. Subject to the exclusion provided in Paragraph C, below, “Confidential Information” means:

(1.) any information or knowledge about each party’s products, processes, services, finances, customers, research, computer programs, marketing and business plans and/or claims management practices; and

(2.) any medical or other personal, individually identifiable information about people or business entities with whom each party does business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plans, and each party’s producers and employees; and

(3.) records provided pursuant to Paragraph A, above.

C.	Notwithstanding the definition of “Confidential Information” provided in Paragraph B, above, Confidential Information does not include information that

(1.) is generally available to or known by the public; or

(2.) is disclosed pursuant to written authorization of an officer of the disclosing party; or

(3.) is disclosed pursuant to operation of law (including without limitation the lawful requirement of a governmental agency), provided (a) the non-disclosing party is given reasonable prior notice to enable it to seek a protective order, and (b) the disclosing party discloses only that information which, in the reasonable judgment of its counsel, is required to be disclosed; or

(4.) has been lawfully obtained or developed by either party (a) independently or from any source other than the other party (provided that such source is not bound by a duty of confidentiality to such other party), and (b) not in violation of this Agreement.

D.	If either the CEDING COMPANY or the REINSURER discloses Confidential Information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, such interested parties shall also be bound by this Article’s provisions on disclosing Confidential Information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.

E.	This Article expires 3 year after the TERMINATION DATE.

ARTICLE X - UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be the result of an unintentional error, misunderstanding or omission, on the part of either CEDING COMPANY or REINSURER, both CEDING COMPANY and REINSURER, will be restored to the position they would have occupied, had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.

ARTICLE XI - CURRENCY

All retentions and limits hereunder, and all monetary data elements as described in Schedule F, are expressed in United States dollars and all premium and claim payments shall be made in United States dollars.

ARTICLE XII - INSOLVENCY

A.	In the event of insolvency of CEDING COMPANY, any net GMDB CLAIMS and EEB CLAIMS due CEDING COMPANY, after offset for REINSURANCE PREMIUM due REINSURER as described in Article XIV, will be payable directly by REINSURER to CEDING COMPANY or to its liquidator, receiver, conservator or statutory successor on the basis of REINSURER’S liability to CEDING COMPANY without diminution because of the insolvency of CEDING COMPANY, or because the liquidator, receiver, conservator or statutory successor of CEDING COMPANY has failed to pay all or a portion of any claim.

B.	In the event of insolvency of CEDING COMPANY, the liquidator, receiver, or statutory successor will, within reasonable time after the claim is filed in the insolvency proceeding, give written notice to REINSURER of all pending claims against CEDING COMPANY on any ANNUITY CONTRACTS reinsured. While a claim is pending, REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses that it may deem available to CEDING COMPANY or its liquidator, receiver, or statutory successor. The expense incurred by REINSURER will be chargeable, subject to court approval against CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to CEDING COMPANY solely as a result of the defense undertaken by REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by CEDING COMPANY.

ARTICLE XIII - ARBITRATION

A.

Any dispute between the parties arising out of or in connection with this Agreement including its formation and validity, whether such dispute arises before or after the termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Unless the parties agree upon a single arbitrator, within 30 days of one party receiving a written request from the other for arbitration, the claimant (the party requesting arbitration) shall appoint an arbitrator and give written notice thereof to the respondent (the party receiving the request for arbitration). Within 30 days of receiving such notice, the respondent shall appoint the second arbitrator and give notice thereof to the claimant, failing which the claimant may apply to the President, for the time being, of the Chartered Institute of Arbitrators, Bermuda Branch to nominate an arbitrator on behalf of the respondent. The two arbitrators shall select a third arbitrator within 30 days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the third arbitrator within 30 days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three candidates, each arbitrator shall select one name from the list submitted by the other and the third arbitrator shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators, failing which agreement the third arbitrator shall be chosen by the President, for the time being, of the Chartered Institute of Arbitrators, Bermuda Branch.

B.	Unless the parties otherwise agree, the arbitrators shall be present or former officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof. The three arbitrators shall decide by majority. If no majority can be reached, the verdict of the third arbitrator, who shall act as chairman of the tribunal, shall prevail.

C.	The arbitration tribunal shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to matters which it may consider proper in the circumstances of the case including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit. The panel will be relieved of all judicial formality and will not be bound by rules of procedure and evidence. The panel will interpret this Agreement as an honorable engagement rather than merely as a legal obligation and will make its decision based upon the custom and practice of the insurance and reinsurance business following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof. The panel is empowered to grant interim relief as it may deem appropriate.

D.	The decision of the arbitration panel shall be in writing and shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses, as it deems appropriate, including, but not limited to, attorney & fees, and interest. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

E.	The seat of the arbitration shall be in Bermuda.

ARTICLE XIV - OFFSET

Either party shall have, and may exercise at any time the right to offset any balance or amounts whether on account of premiums, or on account of claims or otherwise, due from one party to the other under the terms of this Agreement.

ARTICLE XV - MISCELLANEOUS

A.

This Agreement means the text hereof, the Schedules and any Amendments effected in accordance with this paragraph. The Agreement constitutes the entire statement of agreement between the parties with regard to the subject matter hereof. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Any changes or additions to this Agreement must be effected by means of a written amendment that has been signed by both parties.

B.	Notwithstanding the termination of this Agreement as provided herein, its provisions will continue to apply hereunder to the end that all obligations and liabilities incurred by each party hereunder will be fully performed and discharged.

C.	If any provision of this Agreement should be rendered invalid, illegal or unenforceable, the parties will renegotiate the Agreement in good faith to cure such invalid, illegal or unenforceable provision. If such negotiations are unsuccessful to resolve the matter, then (i) such invalid, illegal or unenforceable provision will be deleted from the Agreement, (ii) to the maximum extent permitted by law, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and (iii) this Agreement will be construed to give effect to the remaining provisions hereof to carry out its original intent.

ARTICLE XVI - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Bermuda.

ARTICLE XVII - NOTICES

A.	All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, facsimile with proof of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

Guardian Life Insurance Company
7 Hanover Square New York, NY 10004
Attention: Chuck Fisher
Phone: (212) 598-8731
Facsimile: (212) 919-2277

Chief Financial Officer
ACE Tempest Life Reinsurance Ltd.
The ACE Tempest Re Building,
30 Woodbourne Avenue Hamilton, HM 08 Bermuda
Phone: (441) 298-9532	Fax: (441) 295-2888

B.	Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance Ltd.		Guardian Life Insurance Company

By		By
Name	Ari Lindner	Name	Charles G. Fisher
Title	SVP and Chief Life Officer	Title	V.P. & Actuary
Date	March 18, 2004	Date	April 7, 2004

ATTEST:		ATTEST:

By		By
Name	Henry Yi	Name	Frank L. Pepe
Title	AVP & Life Actuary	Title	Vice President & Controller
Date	Mar 18, 2004	Date	April 7, 2004

SCHEDULE A-1

Description of Guaranteed Minimum Death Benefit (GMDB) and Earnings Enhancement

Benefit (EEB)

for CONTRACT TYPES listed in Schedule B-1

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 85.

EEB: For issue ages 0-69, 40% of fund growth (fund growth limited to 100% of net purchase payments). For issue ages 70-79, 25% of fund growth (fund growth limited to 100% of net purchase payments).

GMDB and EEB benefits are fully defined in the prospectus and related materials.

GMDB does not apply to the single premium deferred annuity contracts described in Schedule B-1.

SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Retirement Asset Manager Variable Annuity	IVA-2020	9/15/97
Investor Asset Builder Variable Annuity	IVA-2060	3/08/04
C+C Variable Annuity	IVA-2040	10/9/00
Investor Income Access Variable Annuity	IVA-2050	7/22/02
Traditional Plus Single Premium Deferred Annuity	IFA-2011	2/11/02

Excluded Contract Features

The GMDB described in Schedule A-1 does not apply to the Traditional Plus Single Premium Deferred Annuity.

SCHEDULE B-2

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

	GIAB	GIIA	C+C	RAM
	Variable Annuity	Variable Annuity	Variable Annuity	Variable Annuity
Guardian
The Guardian Stock Fund	Yes	Yes	Yes	Yes
The Guardian VC 500 Index Fund	Yes	Yes	Yes	Yes
The Guardian VC Asset Allocation Fund	Yes	Yes	Yes	Yes
The Guardian VC High Yield Bond Fund	Yes	Yes	Yes	Yes
The Guardian VC Low Duration Bond Fund	Yes	Yes	Yes	Yes
The Guardian UBS VC Large Cap Value Fund	Yes	Yes	Yes	Yes
The Guardian UBS VC Small Cap Value Fund	Yes	Yes	Yes	Yes
The Guardian Bond Fund	Yes	Yes	Yes	Yes
The Guardian Cash Fund	Yes	Yes	Yes	Yes
Baillie Gifford International Fund	Yes	Yes	Yes	Yes
Baillie Gifford Emerging Markets Fund	Yes	Yes	Yes	Yes
The Guardian Small Cap Stock Fund	Yes	Yes	Yes	Yes

AIM (Series I & Series II Shares)
AIM V.I. Aggressive Growth Fund			Yes
AIM V.I. Aggressive Growth Fund (Series II Shares)	Yes	Yes
AIM V.I. Basic Value Fund (Series II Shares)	Yes	Yes
AIM V.I. Capital Appreciation Fund				Yes
AIM V.I. Global Utilities Fund				Yes
AIM V.I. Government Securities Fund			Yes	Yes
AIM V.I. Government Securities Fund (Series II Shares)	Yes	Yes
AIM V.I. Growth Fund			Yes
AIM V.I. Growth Fund (Series II Shares)	Yes	Yes
AIM V.I. Mid Cap Core Equity Fund (Series II Shares)	Yes	Yes
AIM V.I. Premier Equity Fund			Yes	Yes
AIM V.I. Premier Equity Fund (Series II Shares)	Yes	Yes

		(Class S Shares)	(Class O Shares)
Alger (Class S & Class O Shares)
Alger American Leveraged AllCap Portfolio		Yes	Yes

Alliance Bernstein (Class B Shares)
AllianceBernstein Premier Growth Portfolio	Yes	Yes	Yes	Yes
AllianceBernstein Growth and Income Portfolio	Yes	Yes	Yes	Yes
AllianceBernstein Technology Portfolio	Yes	Yes	Yes	Yes
AllianceBernstein Value Portfolio	Yes	Yes	Yes	Yes
AllianceBernstein Real Estate Investment Portfolio	Yes	Yes

American Century (Class 1 Shares)
American Century VP Capital Appreciation Fund			Yes

Davis
Davis Financial Portfolio				Yes
Davis Real Estate Portfolio				Yes

Davis Value Portfolio				Yes

Fidelity Initial (a) / Service (b) / Service Class 2 (c)
Fidelity VIP Balanced Portfolio [c]	Yes	Yes	Yes
Fidelity VIP Contrafund Portfolio [b]				Yes
Fidelity VIP Contrafund Portfolio [c]	Yes	Yes	Yes
Fidelity VIP Equity-Income Portfolio [b]				Yes
Fidelity VIP Equity-Income Portfolio [c]	Yes	Yes	Yes
Fidelity VIP Growth Portfolio [c]	Yes	Yes	Yes
Fidelity VIP Growth-Opportunities Portfolio [b]				Yes
Fidelity VIP Investment Grade Bond Portfolio [c]	Yes	Yes
Fidelity VIP Mid Cap Portfolio [b]				Yes
Fidelity VIP Mid Cap Portfolio [c]	Yes	Yes	Yes

Franklin Templeton (Class 2 Shares)
Franklin Rising Dividends Securities Fund	Yes	Yes
Franklin Small Cap Value Securities Fund	Yes	Yes
Templeton Growth Securities Fund	Yes	Yes	Yes	Yes

Gabelli
Gabelli Capital Asset Fund	Yes	Yes		Yes

Janus Institutional- (a) / Service (b)
Janus Aspen Capital Appreciation Portfolio [a]				Yes
Janus Aspen Capital Appreciation Portfolio [b]			Yes
Janus Aspen Flexible Income Portfolio [b]			Yes
Janus Aspen Growth Portfolio [a]				Yes
Janus Aspen Growth & Income Portfolio [b]			Yes
Janus Aspen Mid Cap Growth Portfolio [a] (formerly Janus Aspen Aggressive Growth Portfolio)				Yes
Janus Aspen Mid Cap Growth Portfolio [b] (formerly Janus Aspen Aggressive Growth Portfolio)			Yes
Janus Aspen Worldwide Growth Portfolio [a]				Yes
Janus Aspen Worldwide Growth Portfolio [b]			Yes

MFS Initial (a) / Service (b)
MFS Bond Series [b]	Yes	Yes
MFS Capital Opportunities Series [b]	Yes	Yes	Yes
MFS Emerging Growth Series[a]				Yes
MFS Emerging Growth Series [b]	Yes	Yes	Yes
MFS Investors Trust Series[a]				Yes
MFS Investors Trust Series [b]	Yes	Yes	Yes
MFS New Discovery Series[a]				Yes
MFS New Discovery Series [b]	Yes	Yes	Yes
MFS Research Series[a]				Yes
MFS Strategic Income Series [b]	Yes	Yes	Yes
MFS Total Return Series[a]				Yes
MFS Total Return Series[b]	Yes	Yes

Prudential (Class II)
Jennison Portfolio (Class II)			Yes	Yes

Value Line
Value Line Centurion Fund, Inc.	Yes	Yes	Yes	Yes
Value Line Strategic Asset Management Trust	Yes	Yes	Yes	Yes

Van Kampen (Class II Shares)
Van Kampen Life Investment Trust

Government Portfolio	Yes	Yes	Yes	Yes
Van Kampen Life Investment Trust Growth & Income Portfolio	Yes	Yes	Yes	Yes

[a] - Initial Class; [b] - Service Class

[c] - Service Class 2

SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLAIM (if any) and EEB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	RETAIL ANNUITY PREMIUMS shall not exceed $2 million unless the CEDING COMPANY has granted prior written approval to some other limit.

3)	Valid ANNUITY CONTRACT issue ages are 0 through 74 for contracts with GMDB and 0 through 79 for contracts with EEB.

SCHEDULE C-2

Limits and Rules of REINSURER

1)	The limitation on RETAIL ANNUITY PREMIUM (the “Premium Maximum”) for any ANNUITY CONTRACT is provided in Schedule C-1. If an ANNUITY CONTRACT has a RETAIL ANNUITY PREMIUM in excess of the Premium Maximum, and the CEDING COMPANY does not receive written approval from the REINSURER for such excess amount, then the REINSURER’S Quota Share as provided in Schedule E will be proportionally reduced as described in Schedule E.

2)	The REINSURER’S liability cannot be increased as a result of CEDING COMPANY’S actions with respect to contested claims.

3)	The REINSURER will not be liable for extra contractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY unless the REINSURER provided written consent to the action or inaction of the CEDING COMPANY which resulted in the imposition of extra contractual damages.

4)	For purposes of Article III, paragraph C (ii), the limit on cumulative RETAIL ANNUITY PREMIUMS for ANNUITY CONTRACTS issued on or after September 1, 2003 is $500 million multiplied by the REINSURER’S Quota Share as provided in Schedule E.

5)	RETAIL ANNUITY PREMIUMS paid under reinsured ACTIVE CONTRACTS after the date provided in Article III, paragraph C will continue to be subject to this Agreement.

6)	Any ANNUITY CONTRACT under which a spousal continuation occurs will continue to be subject to this Agreement if the re-registration occurs before the date provided in Article III, paragraph C (ii).

SCHEDULE C-3

INDIVIDUAL CLAIM LIMIT

The maximum reinsurance GMDB claim liability on any single life, shall be the dollar amount stated below multiplied by the REINSURER’s Quota Share, determined in accordance with Schedule E:

$1.0 million for deaths occurring from 9/1/2001 to 8/31/2006

$1.5 million for deaths occurring from 9/1/2006 to 8/31/2011

$2.0 million for deaths occurring from 9/1/2011 to 8/31/2016

$2.5 million for deaths occurring on or after 9/1/2016

The maximum reinsurance EEB claim liability on a single life shall be the dollar amount stated below multiplied by the REINSURER’s Quota Share, determined in accordance with Schedule E:

$0.4 million for deaths occurring from 9/1/2001 to 8/31/2006

$0.6 million for deaths occurring from 9/1/2006 to 8/31/2011

$0.8 million for deaths occurring from 9/1/2011 to 8/31/2016

$1.0 million for deaths occurring on or after 9/1/2016

SCHEDULE D

REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is as follows:

For ANNUITY CONTRACTS issued on or before August 31, 2003 and having GMDB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 23 basis points (0.0023).

For ANNUITY CONTRACTS issued on or after September 1, 2003 and having GMDB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 43 basis points (0.0043).

For ANNUITY CONTRACTS issued on or before August 31, 2003 and having EEB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 21 basis points (0.0021).

For ANNUITY CONTRACTS issued on or after September 1, 2003 and having EEB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 24 basis points (0.0024).

For each ANNUITY CONTRACT issued on or before August 31, 2003, the annual REINSURANCE PREMIUM RATE is increased by 0.80 basis points (0.00008) beginning on the ANNUITY CONTRACT’s issue date and ending August 31, 2008.

For each ANNUITY CONTRACT issued on or after September 1, 2003, the annual REINSURANCE PREMIUM RATE is increased by 0.80 basis points (0.00008) beginning on the ANNUITY CONTRACT’s issue date and ending August 31, 2010.

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

SCHEDULE E

REINSURER’S Quota Share

1)	For each ANNUITY CONTRACT under which aggregate RETAIL ANNUITY PREMIUMS are equal to or less than $2 million, REINSURER accepts a 100% Quota Share of the GMDB CLAIMS and EEB CLAIMS described in this Agreement, subject to the limits and other terms and conditions described herein.

2)	For each ANNUITY CONTRACT for which aggregate RETAIL ANNUITY PREMIUMS are in excess of $2 million, and where the CEDING COMPANY has not received written approval to include such excess amount, the REINSURER’S Quota Share percentages shown above shall be reduced by multiplying the Reinsurer’s respective Quota Share percentages by a fraction, the numerator of which is $2 million and the denominator of which is the aggregate RETAIL ANNUITY PREMIUMS.

SCHEDULE F

Monthly Reporting Format and Data Requirements

Seriatim Report to be prepared monthly by CEDING COMPANY and delivered to REINSURER:

Field	Comments
Report Date	YYYYMMDD

Policy Number or Contract Number
Policy Issue Date	YYYYMMDD
Policy Tax Status	Q or N (Qualified or Non-qualified)

Annuitant Sex	M or F
Annuitant Date of Birth	YYYYMMDD
Annuitant Social Security #

Joint Annuitant Sex	M or F
Joint Annuitant Date of Birth	YYYYMMDD
Joint Annuitant Social Security #

Owner Sex	M or F
Owner Date of Birth	YYYYMMDD
Owner Social Security #

Joint Owner Sex	M or F
Joint Owner Date of Birth	YYYYMMDD
Joint Owner Social Security #

Return of Premium Death Benefit Value	If applicable
Reset Death Benefit Value	If applicable
Ratchet Death Benefit Value	If applicable
Guaranteed Minimum Death Benefit Value	Greatest of above

Current Account Value
Current Death Benefit	Greater of AV and GMDB
Current GMDB Net Amount At Risk	Max (O,GMDB-AV)
Current EEB Net Amount At Risk

Relevant Life for GMDB Claim	A or O (Annuitant / Owner)
GMDB Claim Trigger	1 or 2 (First to die / Second to die)

Reporting Requirements (continued)

Field	Comments
Relevant Life for EEB Claim
EEB Claim Trigger	1 or 2 (First to die / Second to die)

Value in Aggressive Growth Funds
Value in Balanced Funds
Value in Corporate Bond Funds
Value in Government Bond Funds
Value in Growth Funds
Value in Growth and Income Funds
Value in High Yield Bond Funds
Value in International Bond Funds
Value in International Stock Funds
Value in Money Market Funds
Value in Specialty Funds

Value in General Account

Termination Date	YYYYMMDD
Termination Reason	A (Annuitization), D (Death), O (Other)

Total Number of Contracts	Split by Benefit Type
Total Account Value	Split by Benefit Type, Age Band, and Fund Category
Total GMDB Value	Split by Death Benefit Type, Age Band, and Fund Category
Total EEB Value	Split by Age Band, and Fund Category

Total Reinsurance Premium Due
Total GMDB Claims
Total EEB Claims

Net Monthly Amount Due

Claims Report to be prepared monthly by CEDING COMPANY and delivered to REINSURER including the following information:

Seriatim Report Data as of the Date of Notification (the date that death or annuitization related paperwork is submitted in full)

Date of Death or Annuitization

Date of Notification

Death Benefit Paid

Death Benefit Amount Paid in Excess of Account Value

EEB Amount Paid

AMENDMENT NO. 1

to the

ANNUITY REINSURANCE AGREEMENT

Effective September 1, 2001

Between

GUARDIAN LIFE INSURANCE COMPANY

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER)

Hamilton, Bermuda

Effective September 1, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	The CEDING COMPANY name is hereby replaced by THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC. The cover page is hereby replaced by the attached cover page.

•	Schedule C-1, is hereby replaced by the attached Schedule C-1.

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

By:		Attest:

Title:	SVP R Actuary	Title	Sr. V.P. & Controller

Date:	June 7, 2004	Date:	6/7/04

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:

Title:	SVP and Chief Life Officer	Title	AVP & Life Actuary

Date:	May 21, 2004	Date:	May 21, 2004

ANNUITY REINSURANCE AGREEMENT

This Agreement

is by and between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER”)

Hamilton, Bermuda

SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLAIM (if any) and EEB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	RETAIL ANNUITY PREMIUMS shall not exceed $2 million unless the CEDING COMPANY has granted prior written approval to some other limit.

3)	Valid ANNUITY CONTRACT issue ages are 0 through 74 for contracts with GMDB and 0 through 79 for contracts with EEB. However, the following contracts with issue ages of 80 will be included in this agreement and are considered to be valid.

Policy Number	Issue Date	Birth Date
110000095	04/22/2002	06/28/1921
110000332	07/29/2002	05/18/1922
210227239	01/30/2003	01/17/1923

AMENDMENT NO. 2

to the

ANNUITY REINSURANCE AGREEMENT

Effective September 1, 2001

Between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER”)

Hamilton, Bermuda

Effective January 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Article III Section C, is hereby replaced by the attached Article III Section C.

•	Article XVII – Notices, is hereby replaced by the attached Article XVII – Notices.

•	Schedule B-1, is hereby replaced by the attached Schedule B-1.

•	Schedule B-2, is hereby replaced by the attached Schedule B-2.

•	Schedule C-1, is hereby replaced by the attached Schedule C-1.

•	Schedule C-2, is hereby replaced by the attached Schedule C-2.

•	Schedule D, is hereby replaced by the attached Schedule D.

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

By:		Attest:

Title:	Chief Actuary	Title:	VP & Controller

Date:	17 August 2006	Date:	8/17/06

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:

Title:	President	Title:	VP and Life Actuary

Date:	Aug 10, 2008	Date:	Aug 10, 2008

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

C.	Business covered by this Agreement does not include new ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on December 31, 2007 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS issued on or after September 1, 2003 exceed the limit provided in schedule C-2.

ARTICLE XVII - NOTICES

A	All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, facsimile with proof of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

The Guardian Insurance and Annuity Company, INC.
7 Hanover Square New York, NY 10004
Attention: Office of the Chief Actuary
Phone: (212) 598-3958	Fax: (212) 598-7034

Chief Financial Officer
ACE Tempest Life Reinsurance Ltd.
The ACE Tempest Re Building,
30 Woodbourne Avenue Hamilton, HM 08 Bermuda
Phone: (441) 298-9532	Fax: (441) 295-2888

B.	Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Retirement Asset Manager Variable Annuity	IVA-2020	9/15/97
Investor Asset Builder Variable Annuity	IVA-2060	3/08/04
C+C Variable Annuity	IVA-2040	10/9/00
Investor Income Access Variable Annuity	IVA-2050	7/22/02
Traditional Plus Single Premium Deferred Annuity	IFA-2011	2/11/02

Excluded Contract Features

The GMDB described in Schedule A-1 does not apply to the Traditional Plus Single Premium Deferred Annuity (IFA-2011).

To be covered by this Agreement, policy must elect one of the following riders subject to any conditions stated below:

03-R185: Earnings Benefit Rider

For the purpose of this treaty, all Traditional Plus policies (IFA-2011) will be treated as having rider 03-R185.

99-AEDB or 03-AEDB: The Annual Ratchet GMDB TYPE, which is described in Schedule A-1, is not covered by this agreement on ANNUITY CONTRACTS issued after December 31, 2005.

SCHEDULE B-2

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

	RAM	C+C	GllA	GlAB
	Variable Annuity	Variable Annuity	Variable Annuity	Variable Annuity
Guardian

The Guardian Stock Fund	Yes	Yes	Yes	Yes

The Guardian VC 500 Index Fund	Yes	Yes	Yes	Yes

The Guardian VC Asset Allocation Fund	Yes	Yes	Yes	Yes

The Guardian VC High Yield Bond Fund	Yes	Yes	Yes	Yes

The Guardian VC Low Duration Bond Fund	Yes	Yes	Yes	Yes

The Guardian UBS VC Large Cap Value Fund	Yes	Yes	Yes	Yes

The Guardian UBS VC Small Cap Value Fund	Yes	Yes	Yes	Yes

The Guardian Bond Fund	Yes	Yes	Yes	Yes

The Guardian Cash Fund	Yes	Yes	Yes	Yes

Baillie Gifford International Fund	Yes	Yes	Yes	Yes

Baillie Gifford Emerging Markets Fund	Yes	Yes	Yes	Yes

The Guardian Small Cap Stock Fund	Yes	Yes	Yes	Yes

AIM (Series I & Series II Shares)

AIM V.I. Basic Value Fund (Series II Shares)			Yes	Yes

AIM V.I. Capital Appreciation Fund	Yes	Yes	Yes	Yes

AIM V.I. Utilities Fund	Yes

AIM V.I. Government Securities Fund	Yes

AIM V.I. Government Securities Fund (Series II Shares)		Yes	Yes	Yes

AIM V.I. Mid Cap Core Equity Fund (Series II Shares)			Yes	Yes

AIM V.I. Core Equity Fund	Yes	Yes

AIM V.I. Core Equity Fund (Series II Shares)			Yes	Yes

Alger (Class S Shares)

Alger American Leveraged AllCap Portfolio		Yes	Yes	Yes

AllianceBernstein (Class B Shares)

AllianceBernstein Large Cap Growth Portfolio	Yes	Yes	Yes	Yes

AllianceBernstein Growth and Income Portfolio	Yes	Yes	Yes	Yes

AllianceBernstein Global Technology Portfolio	Yes	Yes	Yes	Yes

AllianceBernstein Value Portfolio	Yes	Yes	Yes	Yes

AllianceBernstein Real Estate Investment Portfolio			Yes	Yes

American Century (Class 1 Shares)

American Century VP Capital Appreciation Fund		Yes

Davis

Davis Financial Portfolio	Yes		Yes	Yes

Davis Real Estate Portfolio	Yes		Yes	Yes

Davis Value Portfolio	Yes		Yes	Yes

Fidelity Initial (a) / Service (b) / Service Class 2 (c)

Fidelity VIP Balanced Portfolio [c]		Yes	Yes	Yes

Fidelity VIP Contrafund Portfolio [b]	Yes	Yes

Fidelity VIP Contrafund Portfolio [c]			Yes	Yes

Fidelity VIP Equity-Income Portfolio [b]	Yes	Yes

Fidelity VIP Equity-Income Portfolio [c]			Yes	Yes

Fidelity VIP Growth Portfolio [c]			Yes	Yes

Fidelity VIP Growth-Opportunities Portfolio [b]	Yes	Yes

Fidelity VIP Investment Grade Bond Portfolio [c]			Yes	Yes

Fidelity VIP Mid Cap Portfolio [b]	Yes	Yes

Fidelity VIP Mid Cap Portfolio [c]			Yes	Yes

Franklin Templeton (Class 2 Shares)

Franklin Rising Dividends Securities Fund			Yes	Yes

Franklin Small Cap Value Securities Fund			Yes	Yes

Templeton Growth Securities Fund	Yes	Yes	Yes	Yes

Gabelli

Gabelli Capital Asset Fund	Yes	Yes	Yes	Yes

Janus Institutional (a) / Service (b)

Janus Aspen Forty Portfolio [a]	Yes	Yes

Janus Aspen Forty Portfolio [b]

Janus Aspen Flexible Bond Portfolio [b]		Yes

Janus Aspen Large Cap Growth & Income Portfolio [a]	Yes	Yes

Janus Aspen Large Cap Growth & Income Portfolio [b]

Janus Aspen Mid Cap Growth Portfolio [a] (formerly Janus Aspen Aggressive Growth Portfolio)	Yes	Yes

Janus Aspen Mid Cap Growth Portfolio [b] (formerly Janus Aspen Aggressive Growth Portfolio)

Janus Aspen Worldwide Growth Portfolio [a]	Yes	Yes

Janus Aspen Worldwide Growth Portfolio [b]

MFS Initial (a) / Service (b)

MFS Research Bond Series [b]			Yes	Yes

MFS Capital Opportunities Series [b]		Yes	Yes	Yes

MFS Emerging Growth Series[a]	Yes	Yes

MFS Emerging Growth Series [b]			Yes	Yes

MFS Investors Trust Series[a]	Yes	Yes

MFS Investors Trust Series [b]			Yes	Yes

MFS New Discovery Series[a]	Yes	Yes

MFS New Discovery Series [b]			Yes	Yes

MFS Research Series[a]

MFS Strategic Income Series [b]	Yes	Yes	Yes	Yes

MFS Total Return Series[a]	Yes

MFS Total Return Series[b]			Yes	Yes

Prudential (Class II)

Jennison Portfolio (Class II)	Yes	Yes

Value Line

Value Line Centurion Fund, Inc.	Yes	Yes	Yes	Yes

Value Line Strategic Asset Management Trust	Yes	Yes	Yes	Yes

Van Kampen (Class II Shares)

Van Kampen Life Investment Trust Government Portfolio	Yes	Yes	Yes	Yes

Van Kampen Life Investment Trust Growth & Income	Yes	Yes	Yes	Yes

GIAC’s Fixed Rate Option	Yes	Yes	Yes	Yes

[a] - Initial Class; [b] - Service Class

[c] - Service Class 2

SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLAIM (if any) and EEB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	RETAIL ANNUITY PREMIUMS shall not exceed $2 million unless the REINSURER has granted prior written approval to some other limit.

3)	Valid ANNUITY CONTRACT issue ages are 0 through 74 for contracts with GMDB and 0 through 79 for contracts with EEB.

SCHEDULE C-2

Limits and Rules of REINSURER

1)	The limitation on RETAIL ANNUITY PREMIUM (the “Premium Maximum”) for any ANNUITY CONTRACT is provided in Schedule C-1 . If a ANNUITY CONTRACT has a RETAIL ANNUITY PREMIUM in excess of the Premium Maximum, and the CEDING COMPANY does not receive written approval from the REINSURER for such excess amount, then the REINSURER’S Quota Share as provided in Schedule E will be proportionally reduced as described in Schedule E.

2)	The REINSURER’S liability cannot be increased as a result of CEDING COMPANY’S actions with respect to contested claims.

3)	The REINSURER will not be liable for extra contractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY unless the REINSURER provided written consent to the action or inaction of the CEDING COMPANY which resulted in the imposition of extra contractual damages.

4)	For purposes of Article III, paragraph C (ii), the limit on cumulative RETAIL ANNUITY PREMIUMS for ANNUITY CONTRACTS issued on or after September 1, 2003 is $300 million multiplied by the REINSURER’S Quota Share as provided in Schedule E.

5)	RETAIL ANNUITY PREMIUMS paid under reinsured ACTIVE CONTRACTS after the date provided in Article III, paragraph C will continue to be subject to this Agreement.

6)	Any ANNUITY CONTRACT under which a spousal continuation occurs will continue to be subject to this Agreement if the re-registration occurs before the date provided in Article III, paragraph C (ii).

SCHEDULE D

REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is as follows:

For ANNUITY CONTRACTS issued on or before August 31, 2003 and having GMDB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 23 basis points (0.0023).

For ANNUITY CONTRACTS issued after August 31, 2003 but before January 1, 2006 and having GMDB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 43 basis points (0.0043).

For ANNUITY CONTRACTS issued on or before August 31, 2003 and having EEB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 21 basis points (0.0021).

For ANNUITY CONTRACTS issued on or after September 1, 2003 and having EEB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 24 basis points (0.0024).

For each ANNUITY CONTRACT issued on or before August 31, 2003, the annual REINSURANCE PREMIUM RATE is increased by 0.80 basis points (0.00008) beginning on the ANNUITY CONTRACT’s issue date and ending August 31, 2008.

For each ANNUITY CONTRACT issued on or after September 1, 2003, the annual REINSURANCE PREMIUM RATE is increased by 0.80 basis points (0.00008) beginning on the ANNUITY CONTRACT’s issue date and ending August 31, 2010.

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

AMENDMENT NO. 3

to the

ANNUITY REINSURANCE AGREEMENT

Effective September 1, 2001

Between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER)

Hamilton, Bermuda

Effective December 31, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Article III Section C, is hereby replaced by the attached Article III Section C.

•	Schedule B-1, is hereby replaced by the attached Schedule B-1.

•	Schedule B-2, is hereby replaced by the attached Schedule B-2.

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

By:		Attest:

Title:	SVP & Chief Actuary	Title:	VP & Controller

Date:	30 January 2008	Date:	1/30/08

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:
Huan Tseng
Title:	SVP & Chief Pricing Officer	Title:	AVP and Life Actuary

Date:	Jan 28, 2008	Date:	Jan 28, 2008

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

C.	Business covered by this Agreement does not include new ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on December 31, 2009 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS issued on or after September 1, 2003 exceed the limit provided in schedule C-2.

SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Retirement Asset Manager Variable Annuity	IVA-2020	9/15/97
Investor Asset Builder Variable Annuity	IVA-2060	3/08/04
C+C Variable Annuity	IVA-2040	10/9/00
Investor Income Access Variable Annuity	IVA-2050	7/22/02
Traditional Plus Single Premium Deferred Annuity	IFA-2011	2/11/02

Excluded Contract Features

The GMDB described in Schedule A-1 does not apply to the Traditional Plus Single Premium Deferred Annuity (IFA-2011).

To be covered by this Agreement, policy must elect one of the following riders subject to any conditions stated below:

01-R253: Earnings Benefit Rider

For the purpose of this treaty, all Traditional Plus policies (IFA-2011) will be treated as having rider 01-R253.

99-AEDB or 03-AEDB: The Annual Ratchet GMDB TYPE, which is described in Schedule A-1, is not covered by this agreement on ANNUITY CONTRACTS issued after December 31, 2005.

SCHEDULE B-2

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

	CXC F	GIAB R	GIIA Q	C+C F	RAM E
	Variable Annuity	Variable Annuity	Variable Annuity	Variable Annuity	Variable Annuity
RS Variable Products Trust Funds

RS Core Equity VIP Series The Guardian Stock Fund	Yes	Yes	Yes	Yes	Yes

RS S&P 500 Index VIP Series The Guardian VC 500 Index Fund	Yes	Yes	Yes	Yes	Yes

RS Asset Allocation VIP Series The Guardian VC Asset Allocation Fund	Yes	Yes	Yes	Yes	Yes

RS High Yield Bond VIP Series The Guardian VC High Yield Bond Fund	Yes	Yes	Yes	Yes	Yes

RS Low Duration Bond VIP Series The Guardian VC Low Duration Bond Fund	Yes	Yes	Yes	Yes	Yes

RS Large Cap Value VIP Series The Guardian UBS VC Large Cap Value Fund	Yes	Yes	Yes	Yes	Yes

RS Partners VIP Series The Guardian UBS VC Small Cap Value Fund	Yes	Yes	Yes	Yes	Yes

RS International Growth VIP Series Baillie Gifford International Growth Fund	Yes	Yes	Yes	Yes	Yes

RS Emerging Markets VIP Series Baillie Gifford Emerging Markets Fund	Yes	Yes	Yes	Yes	Yes

RS Small Cap Core Equity VIP Series The Guardian Small Cap Stock Fund	Yes	Yes	Yes	Yes	Yes

RS Investment Quality Bond VIP Series The Guardian Bond Fund	Yes	Yes	Yes	Yes	Yes

RS MidCap Opportunities VIP Series	Yes	Yes	Yes	Yes	Yes

RS Global Natural Resources VIP Series	Yes	Yes	Yes	Yes	Yes

RS Value VIP Series	Yes	Yes	Yes	Yes	Yes

RS Equity Dividend VIP Series	Yes	Yes	Yes	Yes	Yes

effective January 15, 2008 RS Technology VIP Series (formerly RS Information Age VIP Series)	Yes	Yes	Yes	Yes	Yes

effective May 1 - RS Money Market VIP Series (formerly RS Cash Management VIP) The Guardian Cash Fund	Yes	Yes	Yes	Yes	Yes

AIM (Series I & Series II Shares)

AIM V.I. Aggressive Growth Fund - Acquired by Capital Appreciation Fund 2006 -	—	—	—	—	—

AIM V.I. Basic Value Fund (Series II Shares)	Yes	Yes	Yes

AIM V.I. Capital Appreciation Fund				Yes	Yes

AIM V.I. Capital Appreciation Fund (Series II Shares)	Yes	Yes	Yes

AIM V.I. Core Equity Fund				Yes	Yes

AIM VI. Core Equity Fund (Series II Shares)	Yes	Yes	Yes

AIM VI. Government Securities Fund				Yes	Yes

AIM VI. Government Securities Fund (Series II Shares)	Yes	Yes	Yes

AIM VI. Growth Fund - Acquired by Capital Appreciation Fund 2006 -	—	—	—	—	—

AIM VI. Growth Fund (Series II Shares) - Acquired by Capital Appreciation Fund 2006 -

AIM VI. Mid Cap Core Equity Fund (Series II Shares)	Yes	Yes	Yes

AIM VI. Utilities Fund					Yes

	(Class S Shares)	(Class S Shares)	(Class S Shares)	(Class O Shares)
Alger (Class S & Class O Shares)

Alger American Leveraged AllCap Portfolio	Yes	Yes	Yes	Yes

AllianceBernstein (Class B Shares)

AllianceBernstein Global Technology Portfolio	Yes	Yes	Yes	Yes	Yes

AllianceBernstein Growth and Income Portfolio	Yes	Yes	Yes	Yes	Yes

AllianceBernstein Large Cap Growth Portfolio	Yes	Yes	Yes	Yes	Yes

AllianceBernstein Real Estate Investment Portfolio	Yes	Yes	Yes

AllianceBernstein Value Portfolio	Yes	Yes	Yes	Yes	Yes

American Century (Class 1 Shares)

American Century VP Capital Appreciation Fund				Yes

Davis

Davis Financial Portfolio	Yes	Yes	Yes		Yes

Davis Real Estate Portfolio	Yes	Yes	Yes		Yes

Davis Value Portfolio	Yes	Yes	Yes		Yes

January 10, 2008	CXC F	GIAB R	GIIA Q	C+C F	RAM E
	Variable Annuity	Variable Annuity	Variable Annuity	Variable Annuity	Variable Annuity
Fidelity Initial (a) / Service (b) / Service Class 2 (c)

Fidelity VIP Balanced Portfolio [c]	Yes	Yes	Yes	Yes

Fidelity VIP Contrafund Portfolio [b]					Yes

Fidelity VIP Contrafund Portfolio [c]	Yes	Yes	Yes	Yes

Fidelity VIP Equity-Income Portfolio [b]					Yes

Fidelity VIP Equity-Income Portfolio [c]	Yes	Yes	Yes	Yes

Fidelity VIP Growth Portfolio [c]	Yes	Yes	Yes	Yes

Fidelity VIP Growth Opportunities Portfolio [b]					Yes

Fidelity VIP Investment Grade Bond Portfolio [c]	Yes	Yes	Yes

Fidelity VIP Mid Cap Portfolio [b]					Yes

Fidelity VIP Mid Cap Portfolio [c]	Yes	Yes	Yes	Yes

Franklin Templeton (Class 2 Shares)

Franklin Rising Dividends Securities Fund	Yes	Yes	Yes

Franklin Small Cap Value Securities Fund	Yes	Yes	Yes

Templeton Growth Securities Fund	Yes	Yes	Yes	Yes	Yes

Gabelli

Gabelli Capital Asset	Yes	Yes	Yes		Yes

Janus Institutional (a) / Service (b)

Janus Aspen Flexible Bond Portfolio [b]				Yes

Janus Aspen Forty Portfolio [a]					Yes

Janus Aspen Forty Portfolio [b]				Yes

Janus Aspen Growth and Income Portfolio [b]				Yes

Janus Aspen Large Cap Growth Portfolio [a]					Yes

Janus Aspen Mid Cap Growth Portfolio [a]					Yes

Janus Aspen Mid Cap Growth Portfolio [b]				Yes

Janus Aspen Worldwide Growth Portfolio [a]					Yes

Janus Aspen Worldwide Growth Portfolio [b]				Yes

MFS Initial (a) / Service (b)

effective May 1, 2007 - MFS Core Equity Series [b] (formerly Capital Opportunities Series)	Yes	Yes	Yes	Yes

MFS Emerging Growth Series [a]					Yes

MFS Emerging Growth Series [b]	Yes	Yes	Yes	Yes

MFS Investors Trust Series [a]					Yes

MFS Investors Trust Series [b]	Yes	Yes	Yes	Yes

MFS New Discovery Series [a]					Yes

MFS New Discovery Series [b]	Yes	Yes	Yes	Yes

MFS Research Series [a]					Yes

MFS Research Bond Series [b]	Yes	Yes	Yes

MFS Strategic Income Series [b]	Yes	Yes	Yes	Yes

MFS Total Return Series [a]					Yes

MFS Total Return Series [b]	Yes	Yes	Yes

Prudential (Class II)

Jennison Portfolio (Class II)				Yes	Yes

Value Line

Value Line Centurion Fund, Inc.	Yes	Yes	Yes	Yes	Yes

Value Line Strategic Asset Management Trust	Yes	Yes	Yes	Yes	Yes

Van Kampen (Class II Shares)

Van Kampen Life Investment Trust Government Portfolio	Yes	Yes	Yes	Yes	Yes

Van Kampen Life Investment Trust Growth and Income Portfolio	Yes	Yes	Yes	Yes	Yes

SCHEDULE A-1

Description of Guaranteed Minimum Death Benefit (GMDB) and Earnings Enhancement

Benefit (EEB)

for CONTRACT TYPES listed in Schedule B-1

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 85.

EEB: For issue ages 0-69, 40% of fund growth (fund growth limited to 100% of net purchase payments). For issue ages 70-79, 25% of fund growth (fund growth limited to 100% of net purchase payments).

GMDB and EEB benefits are fully defined in the prospectus and related materials.

GMDB does not apply to the single premium deferred annuity contracts described in Schedule B-1.

17

AMENDMENT NO. 4

to the

ANNUITY REINSURANCE AGREEMENT

Effective September 1, 2001

Between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER”)

Hamilton, Bermuda

Effective December 31, 2008, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Definitions of GMDB AMOUNT and EEB NET AMOUNT AT RISK in Article I, Section D will be changed to the following:

GMDB AMOUNT means, in accordance with each ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined minimum amount payable on the death of the annuitant or owner.

EEB NET AMOUNT AT RISK means, in accordance with each ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined amount in excess of the ACCOUNT VALUE payable on the death of the annuitant or owner.

•	Schedule A-I, is hereby replaced by the attached Schedule A-1.

•	Schedule B-1, is hereby replaced by the attached Schedule B-1.

•	Schedule C-1, is hereby replaced by the attached Schedule C-1.

•	Schedule D, is hereby replaced by the attached Schedule D.

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

By:		Attest:
Name:	Michael Slipowite	Name:	Douglas Dubitsky
Title:	VP	Title:	VP
Date:	12/11/08	Date:	12/11/08

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:
Name:	Huan Tseng	Name:	Joe Bellanca
Title:	SVP & Chief Pricing Officer	Title:	VP & CFO
Date:	Dec 11, 2008	Date:	12/11/08

SCHEDULE A-1

Description of Guaranteed Minimum Death Benefit (GMDB) and Earnings Enhancement

Benefit (EEB)

for CONTRACT TYPES listed in Schedule B-1

GMDB: Annual ratchet GMDB (including the “0th” anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 85.

EEB (01-R253): For annuitant issue ages 0-69, 40% of fund growth (fund growth limited to 100% of net purchase payments). For annuitant issue ages 70-79, 25% of fund growth ( fund growth limited to 100% of net purchase payments).

EEB (09-EBR): For owner issue ages 0-69, 40% of fund growth (fund growth limited to 100% of net purchase payments). For owner issue ages 70-75, 25% of fund growth (fund growth limited to 100% of net purchase payments).

GMDB and EEB benefits are fully defined in the prospectus and related materials.

GMDB does not apply to the single premium deferred annuity contracts described in Schedule B-1.

SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Retirement Asset Manager Variable Annuity	IVA-2020	9/15/97
Investor Asset Builder Variable Annuity	IVA-2060	3/08/04
C+C Variable Annuity	IVA-2040	10/9/00
Investor Income Access Variable Annuity	IVA-2050	7/22/02
Traditional Plus Single Premium Deferred Annuity	FA-2011	2/11/02
Guardian Investor Variable Annuity B-Series and L-Series	09-IVA	1/26/09

Excluded Contract Features

The GMDB described in Schedule A-1 does not apply to the Traditional Plus Single Premium Deferred Annuity (IFA-2011).

To be covered by this Agreement, policy must elect one of the following riders subject to any conditions stated below:

01-R253 or 09-EBR: Earnings Benefit Rider

For the purpose of this treaty, all Traditional Plus policies (IFA-2011) will be treated as having rider 01-R253.

99-AEDB or 03-AEDB: The Annual Ratchet GMDB TYPE, which is described in Schedule A-1, is not covered by this agreement on ANNUITY CONTRACTS issued after December 31, 2005.

SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLMM (if any) and EEB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	Total RETAIL ANNUITY PREMIUMS received during the first policy year shall not exceed $3 million and cumulative RETAIL ANNUITY PREMIUMS shall not exceed $5 million unless the REINSURER has granted prior written approval to some other limit.

3)	Valid ANNUITY CONTRACT annuitant issue ages are 0 through 74 for contracts with GMDB.

4)	For contracts with EEB rider form 01-R253, valid ANNUITY CONTRACT annuitant issue ages are 0 through 79. For contracts with EEB rider form 09-EBR, valid ANNUITY CONTRACT owner issue ages are 0 through 75.

SCHEDULE D

REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is as follows:

For ANNUITY CONTRACTS issued on or before August 31, 2003 and having GMDB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 23 basis points (0.0023).

For ANNUITY CONTRACTS issued after August 31, 2003 but before January 1, 2006 and having GMDB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 43 basis points (0.0043).

For ANNUITY CONTRACTS issued on or before August 31, 2003 and having EEB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 21 basis points (0.0021).

For ANNUITY CONTRACTS issued on or after September 1, 2003 and having EEB TYPE as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 24 basis points (0.0024).

For each ANNUITY CONTRACT having GMDB TYPE as described in Schedule A-1, the annual REINSURANCE PREMIUM RATE is increased by 0.80 basis points (0.00008) beginning on the ANNUITY CONTRACT’s issue date and ending August 31, 2008.

For each ANNUITY CONTRACT having EEB TYPE as described in Schedule A-1, the annual REINSURANCE PREMIUM RATE is increased by 0.80 basis points (0.00008) beginning on the ANNUITY CONTRACT’S issue date and ending November 30, 2008.

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

VARIABLE ANNUITY REINSURANCE AGREEMENT

This Agreement

is by and between

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER”)

Hamilton, Bermuda

1

TABLE OF CONTENTS

	ARTICLE	PAGE
Access to Records	IX	11
Arbitration	XIII	13
Automatic Provisions	IV	7
Confidentiality	IX	11
Currency	XI	13
Definitions	I	3
Effective Date, Term, and Termination	III	6
Insolvency	XII	13
Litigation	VIII	11
Miscellaneous	XV	15
Governing Law	XVI	15
Notices	XVII	15
Offset	XIV	15
Parties to the Agreement	II	5
Premium Accounting	V	9
Reinsurance Claim Settlement	VI	10
Reserves	VII	10
Unintentional Errors, Misunderstandings, or Omissions	X	12

SCHEDULES

A-1	Description of Guaranteed Minimum Death Benefit (GMDB) for CONTRACT TYPES listed in Schedule B-1
B-1	CONTRACT TYPES Reinsured Under this Agreement
B-2	Investment Funds Under CONTRACT TYPES Reinsured Under this Reinsurance Agreement
C-1	Limits and Rules of CEDING COMPANY
C-2	Limits and Rules of REINSURER
C-3	INDIVIDUAL CLAIM LIMIT
D	REINSURANCE PREMIUM RATE
E	REINSURER’S Quota Share
F	Monthly Reporting Format and Data Requirements

2

ARTICLE I - DEFINITIONS

A.	DURATION OF AGREEMENT:

EFFECTIVE DATE means April 4, 2005.

BUSINESS DAY means any day that securities are traded on the New York Stock Exchange.

MONTHLY VALUATION DATE means the last BUSINESS DAY of any month.

TERMINATION DATE means the date the last ACTIVE CONTRACT is terminated due to death, lapse, surrender, the annuitant reaching the maximum annuitization age, annuitization or some other valid contingency.

B.	CONTRACT DEFINITIONS:

ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner under which CEDING COMPANY agrees to provide specified benefits in accordance with specified terms and conditions.

ACTIVE CONTRACT means an ANNUITY CONTRACT which is in effect, which has not been terminated due to death, lapse, surrender, the annuitant’s reaching the maximum annuitization age, or some other valid contingency, and which has not been annuitized.

RETAIL ANNUITY PREMIUMS means contributions made in accordance with the provisions of any ANNUITY CONTRACT by or on behalf of its owner, whether referred to as purchase payments, premiums, deposits or otherwise, in amounts not in excess of the limit provided in Schedule C-1.

CONTRACT TYPE means any one of the ANNUITY CONTRACT forms specified in Schedule B-1.

GMDB TYPE means any one of the Guaranteed Minimum Death Benefits specified in the ANNUITY CONTRACTS and described in Schedule A-1.

C.	REINSURANCE PREMIUM DEFINITIONS:

ACCOUNT VALUE means, for each ANNUITY CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2.

REINSURED ACCOUNT VALUE means the ACCOUNT VALUE multiplied by the REINSURER’S Quota Share, as shown in Schedule E.

REINSURANCE PREMIUM RATE means the premium rate provided in Schedule D, for each CONTRACT TYPE.

3

MONTHLY REINSURANCE PREMIUM RATE means the REINSURANCE PREMIUM RATE divided by 12.

MONTHLY REINSURANCE PREMIUM means the sum, for all ACTIVE CONTRACTS reinsured under this Agreement, of the product of (i) the MONTHLY REINSURANCE PREMIUM RATE and (ii) the average of (a) the REINSURED ACCOUNT VALUE as of the current month’s MONTHLY VALUATION DATE and (b) the REINSURED ACCOUNT VALUE as of the previous month’s MONTHLY VALUATION DATE.

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.

REMITTANCE DATE means the MONTHLY VALUATION DATE following the REINSURANCE PREMIUM DUE DATE.

D.	REINSURANCE CLAIM DEFINITIONS:

GMDB AMOUNT means, in accordance with each ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined minimum amount payable on the death of the annuitant.

ROP GMDB AMOUNT means, in accordance with each VARIABLE ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined minimum return of premium amount payable on the death of the annuitant.

REINSURED GMDB AMOUNT means, for each ACTIVE CONTRACT, the product of the GMDB AMOUNT and the REINSURER’S Quota Share, determined in accordance with Schedule E.

REINSURED ROP GMDB AMOUNT means, for each ACTIVE CONTRACT, the product of the ROP GMDB AMOUNT and the REINSURER’S Quota Share, determined in accordance with Schedule E.

GMDB CLAIM means the excess of (i) the REINSURED GMDB AMOUNT over (ii) the greater of (a) the REINSURED ROP GMDB AMOUNT and (b) the REINSURED ACCOUNT VALUE, if a positive value, as of the date that CEDING COMPANY calculates the GMDB AMOUNT under the terms of the applicable CONTRACT TYPE.

REIMBURSEMENT DATE means 30 days after the later of the REMITTANCE DATE or the date that REINSURER receives a request for claim reimbursement from the CEDING COMPANY.

ANNUAL GMDB CLAIM means the sum of all GMDB CLAIMS in any calendar year.

ANNUAL GMDB CLAIM LIMIT means the limit, applicable for each calendar year, upon ANNUAL GMDB CLAIMS under this Agreement, calculated by multiplying (a) 200 basis points (0.0200) by (b) the ANNUAL AVERAGE REINSURED ACCOUNT VALUE.

4

ANNUAL AVERAGE REINSURED ACCOUNT VALUE means the sum of the MONTHLY AVERAGE REINSURED ACCOUNT VALUES divided by the number of months that reinsurance is effective under this Agreement during any calendar year.

MONTHLY AVERAGE REINSURED ACCOUNT VALUE means, for any calendar month, the average of the REINSURED ACCOUNT VALUE as of the previous calendar month’s MONTHLY VALUATION DATE and the REINSURED ACCOUNT VALUE as of the current month’s MONTHLY VALUATION DATE.

INDIVIDUAL CLAIM LIMIT means the maximum reinsurance claim liability (the GMDB CLAIM) on any single life, which shall be the dollar amount stated in Schedule C-3 multiplied by the REINSURER’S Quota Share, determined in accordance with Schedule E.

ARTICLE II - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of the CEDING COMPANY and the REINSURER, and their respective successors and permitted assignees. Nothing in this Agreement in any manner is intended to create or shall create any obligations as to or rights against the REINSURER or establish any legal relationship between the REINSURER and any third party or any persons not party to this Agreement, including without limitation, annuitants, contract owners, certificate owners, beneficiaries, applicants or assignees under any ANNUITY CONTRACT covered by this Agreement, except as provided in the Insolvency Article.

5

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

A.	This Agreement is effective as of 12:01 a.m. Eastern Standard Time, on the EFFECTIVE DATE.

B.	Business covered by this Agreement includes ANNUITY CONTRACTS issued by the CEDING COMPANY that:

(i)	are among the CONTRACT TYPES identified by form number (and all state variations thereof) and which satisfy all the specifications contained in Schedule B-1;

(ii)	have assets invested only to the investment funds listed in Schedule B-2;

(iii)	are issued on and after the EFFECTIVE DATE but prior to the date determined in Section C (i) or (ii) below;

(iv)	are issued in accordance with the limits and rules described in Schedule C-1;

(v)	are in compliance with all of the other terms and provisions of this Agreement and Schedules; and

(vi)	are ACTIVE CONTRACTS.

C.	Business covered by this Agreement does not include new ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, two years from the effective date or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS exceed the limit provided in Schedule C-2 as notified by CEDING COMPANY.

D.	Recapture and Special Termination: CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, if: (i) immediately upon an order appointing a receiver, conservator or trustee for management of REINSURER is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER. CEDING COMPANY may recapture immediately all ceded benefits upon written notice to REINSURER, its receiver, conservator, or trustee, thereby releasing REINSURER, its receiver, conservator or trustee from all liability with respect business ceded pursuant to this Agreement. REINSURER agrees to notify CEDING COMPANY promptly upon receipt of an order appointing a receiver, conservator or trustee for management of REINSURER; or (ii) REINSURER is sold to a buyer whose ratings are no lower than A- by Standard and Poors or A- by AM Best. REINSURER shall provide prior written notice to CEDING COMPANY regarding any change in ownership.

For options (i) and (ii) above, the CEDING COMPANY shall provide a 30-day prior written notice of its intent to recapture.

6

REINSURER shall have the option of terminating this Agreement for new business, existing business or both upon providing 30 days written notice to CEDING COMPANY (in which REINSURER will identify whether termination applies to new business, existing business or both) upon the occurrence of any of the following:

1.	CEDING COMPANY fails to provide any timely submission of material data in accordance with Schedule F. If, during the 30 days following this notification, REINSURER receives all data submissions in arrears, the notice of termination shall be deemed withdrawn.

2.	CEDING COMPANY fails to pay MONTHLY REINSURANCE PREMIUM on or before the REMITTANCE DATE. If REINSURER receives all MONTHLY REINSURANCE PREMIUM in arrears, including interest calculated in accordance with paragraph F of this Article, within the 30 day notice period, the notice of termination shall be deemed withdrawn.

Upon termination in accordance with this paragraph, subject to the terms and conditions of this Agreement, as of the close of the last BUSINESS DAY of this 30 day notice period, REINSURER’S liability for all business terminated in accordance with such notice will terminate.

E.	Notwithstanding termination of reinsurance as provided herein, CEDING COMPANY shall continue to be liable to REINSURER for all unpaid MONTHLY REINSURANCE PREMIUM earned by REINSURER under this Agreement, and REINSURER shall continue to be liable to CEDING COMPANY for all unpaid GMDB CLAIMS to the extent due under this Agreement as of the effective date of termination. Any such net amounts due from either party shall be subject to an annual interest charge equal to the 3 month LIBOR rate as of the REMITTANCE DATE, as published in the Wall Street Journal, plus 1.00%, applied daily as rate/365. Interest shall be assessed from the REMITTANCE DATE until the date paid.

ARTICLE IV - AUTOMATIC PROVISIONS

A.	On or after the EFFECTIVE DATE of this Agreement, CEDING COMPANY shall automatically cede and REINSURER shall automatically accept a Quota Share percentage, as provided in Schedule E, with respect to the CEDING COMPANY’S liability for the GMDB CLAIMS for each ACTIVE CONTRACT reinsured under this Agreement as provided in this Article.

B.

(1) This Agreement covers only the liability for GMDB CLAIMS paid under ANNUITY CONTRACT forms or benefit rider forms that were reviewed and approved by REINSURER prior to their issuance. Approved Benefit rider forms and contract forms, as supplemented by additional materials, are listed on Schedule B-1. REINSURER shall have no liability with respect to any new or revised contract form or benefit rider form not so approved unless and until REINSURER has reviewed and expressly approved such form in

7

writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. REINSURER will approve or disapprove any new or revised contract forms or benefit rider forms within 30 days of the date it receives notification and copies thereof; provided, however, that such forms are deemed disapproved unless the REINSURER’S written approval is submitted within such time period. Notice of disapproval will not affect ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-1 that were previously approved by REINSURER.

(2) Moreover, REINSURER shall have no liability with respect to any contract form or benefit rider form if funds have been deleted from the form as approved by the REINSURER. REINSURER shall be liable with respect to such form only after REINSURER has reviewed and expressly approved any such fund deletion in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. REINSURER will approve or disapprove any new or revised contract forms or benefit rider forms within 30 days of the date it receives notification and copies thereof; provided, however, that such forms are deemed disapproved unless the REINSURER’S written approval is submitted within such time period. Notice of disapproval will not affect ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-1 that were previously approved by REINSURER.

C.	This Agreement covers only the liability for GMDB CLAIMS paid under ANNUITY CONTRACTS invested in investment funds listed on Schedule B-2. REINSURER shall have no liability with respect to any new or revised investment fund not so approved unless REINSURER has reviewed and expressly approved such fund in writing. CEDING COMPANY shall provide prior written notice to REINSURER of a request for such approval together with a copy of the new or revised investment fund, and a revised Schedule B-2. REINSURER will approve or disapprove any new or revised investment funds within 30 days of the date it receives notification and copies thereof; provided, however, that such funds are deemed disapproved unless the REINSURER’S written approval is submitted within such time period. Notice of disapproval will not affect ANNUITY CONTRACTS issued under Schedule B-1, including amendments to Schedule B-2 that were previously approved by REINSURER.

D.	Notwithstanding Paragraphs B and C above, CEDING COMPANY must notify REINSURER in advance of any upcoming changes to the policy form, contract, or prospectus which may affect ANNUITY CONTRACTS reinsured under this Agreement. REINSURER will determine whether such changes require a modification to this Agreement within 60 days of the date it receives notification. REINSURER shall have no liability with respect to any proposed change to the policy form, contract, or prospectus which may affect ANNUITY CONTRACTS reinsured under this Agreement unless and until REINSURER has agreed in writing to be bound with respect to such change and, where REINSURER concludes that an Amendment to this Agreement is required, such Amendment is effected by the parties hereto.

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E.	The issue age limits must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual written agreement between the parties. CEDING COMPANY shall provide prior written notice to REINSURER of any changes in its published limits and rules identified on Schedule C-1, and REINSURER shall have no liability with respect to revised limits and rules unless and until REINSURER provides written notice to CEDING COMPANY that such revised limits and rules are acceptable.

F.	If, at any time, any variable investment option fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and/or fails to meet the diversification requirements of Subchapter L of the Internal Revenue Code, the REINSURER’S liability with respect to such variable investment option may be terminated by the REINSURER, upon 30 days written notice to the CEDING COMPANY. The REINSURER’S liability with respect to any GMDB CLAIM will be determined by multiplying the REINSURED GMDB AMOUNT by the proportion of the RETAIL ANNUITY PREMIUM invested in the qualified funds to the total RETAIL ANNUITY PREMIUM. If the REINSURER’S liability is terminated with respect to any variable investment option, the MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option. Furthermore, subsequent transfers from any an investment account of any ANNUITY CONTRACT that fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and/or fails to meet the diversification requirements of Subchapter L of the Internal Revenue Code, to any fixed account option or other investment account that satisfies such requirements of Subchapters M and L of the Internal Revenue Code, will be considered subsequent RETAIL ANNUITY PREMIUMS for the purposes of this Agreement.

G.	If the CEDING COMPANY causes such variable investment option to satisfy the requirements of Subchapter M and Subchapter L, within the 30-day notice period, the REINSURER’S liability in respect to such variable investment option will be reinstated from the date the variable investment option satisfies the requirements of both Subchapter M and Subchapter L. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date the variable investment account satisfies the requirements of Subchapter M and Subchapter L.

ARTICLE V - PREMIUM ACCOUNTING

A.	On or before the REMITTANCE DATE, CEDING COMPANY shall forward to REINSURER its statement of account and data requirements as set forth in Schedule F together with its remittance of the MONTHLY REINSURANCE PREMIUM as shown therein, as well as any premium adjustments from the prior period.

B.	If the MONTHLY REINSURANCE PREMIUM is not paid by CEDING COMPANY on or before the REMITTANCE DATE, interest calculated in accordance with Article III, paragraph F will be assessed from the REMITTANCE DATE until the date such unpaid MONTHLY REINSURANCE PREMIUM is paid in full to REINSURER.

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C.	If any MONTHLY REINSURANCE PREMIUM amounts due hereunder cannot be determined by the REMITTANCE DATE, CEDING COMPANY shall have 30 days to determine the appropriate MONTHLY REINSURANCE PREMIUM amount and remit such amount to REINSURER with interest, from the REMITTANCE DATE to the date of payment, calculated in accordance with Article III, paragraph F.

ARTICLE VI - REINSURANCE CLAIM SETTLEMENT

A.	REINSURER shall at no time be responsible for any obligation of CEDING COMPANY to any party under any ANNUITY CONTRACT issued by CEDING COMPANY.

B.	On or before the REMITTANCE DATE, CEDING COMPANY shall forward to REINSURER its statement of account and data requirements as set forth in Schedule F, together with its request for reimbursement for GMDB CLAIMS as shown therein. If requested by REINSURER, CEDING COMPANY shall promptly provide REINSURER with proof of claim, proof of claim payment and any other claim documentation identified by REINSURER, in accordance with Schedule F.

C.	If GMDB CLAIMS are not paid by the REIMBURSEMENT DATE (or, if later, 30 days after REINSURER receives CEDING COMPANY’S monthly statement of account), interest calculated in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE and will continue until the GMDB CLAIMS are paid in full.

D.	Notwithstanding any other provision of this Agreement, the REINSURER’S total liability under this Agreement shall not exceed (1) in connection with any single life, the INDIVIDUAL CLAIM LIMIT; and (2) for ANNUAL GMDB CLAIMS, the ANNUAL GMDB CLAIMS LIMIT.

ARTICLE VII - RESERVES

A.	REINSURER will establish and hold a reserve in connection with the reinsurance provided under this Agreement, which will satisfy the requirements of the insurance regulatory requirements of the state of domicile of the CEDING COMPANY (the “Domiciliary State”), as in effect on the EFFECTIVE DATE.

B.	Additional reserves requested by CEDING COMPANY may be established by REINSURER and secured by a trust or a letter of credit. An additional reinsurance premium will be required annually and will be equal to 100 basis points (0.0100) multiplied by the additional reserve amount established.

C.	With respect to the reserve so established, REINSURER will comply with the provisions of insurance law of the Domiciliary State relating to reinsurance credit for non-authorized reinsurers as in effect on the EFFECTIVE DATE, including providing security to enable the CEDING COMPANY to qualify for such reserve credit through the issuance of letters of credit or otherwise, at the REINSURER’S expense.

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ARTICLE VIII - LITIGATION

In the event of any legal action brought against CEDING COMPANY relating to any ANNUITY CONTRACT that is reinsured in accordance with the terms and conditions of this Agreement, CEDING COMPANY shall provide to the REINSURER written notice thereof, including a copy of the complaint and/or all other pleadings and correspondence relating to such legal action within 10 BUSINESS DAYS after CEDING COMPANY’S receipt thereof.

ARTICLE IX - ACCESS TO RECORDS: CONFIDENTIALITY

A.	The REINSURER, or its duly authorized representatives, shall upon prior written notice have access at any reasonable time during regular business hours, to all records of the CEDING COMPANY, including the right to photocopy and retain copies of documents that reasonably pertain in any way to this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the CEDING COMPANY and the REINSURER shall provide each other with copies of their respective audited financial statements.

B.	The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that Confidential Information is not disclosed in any form by any means by each of them or by any of their employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that the party protects its own proprietary or confidential information of like kind, which shall be at least a reasonable manner. Subject to the exclusion provided in Paragraph C, below, “Confidential Information” means:

(1.) any information or knowledge about each party’s products, processes, services, finances, customers, research, computer programs, marketing and business plans and/or claims management practices; and

(2.) any medical or other personal, individually identifiable information about people or business entities with whom each party does business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plans, and each party’s producers and employees; and

(3.) records provided pursuant to Paragraph A, above.

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C.	Notwithstanding the definition of “Confidential Information” provided in Paragraph B, above, Confidential Information does not include information that

(1.) is generally available to or known by the public; or

(2.) is disclosed to a 3rd party pursuant to written authorization of an officer of the disclosing party; or

(3.) is disclosed pursuant to operation of law (including without limitation the lawful requirement of a governmental agency), provided (a) the non-disclosing party is given reasonable prior notice to enable it to seek a protective order, and (b) the disclosing party discloses only that information which, in the reasonable judgment of its counsel, is required to be disclosed; or

(4.) has been lawfully obtained or developed by either party (a) independently or from any source other than the other party (provided that such source is not bound by a duty of confidentiality to such other party), and (b) not in violation of this Agreement.

D.	If either the CEDING COMPANY or the REINSURER discloses Confidential Information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, such interested parties shall also be bound by this Article’s provisions on disclosing Confidential Information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.

E.	This Article expires 3 years after the TERMINATION DATE.

F.	Notwithstanding the provisions of Article IX herein, the REINSURER agrees that (a) any “Non-Public Personal Information” as such term is defined in the Gramm-Leach-Bliley Act of 1999, as may be amended, regarding the CEDING COMPANY’S employee’s, clients, customers, and /or policyholders, and (b) any individually identifiable information relating to a person’s health, to the health care provided to a person, or to payment for health care or any other information defined as “Personal Health Information” pursuant to the Health Information Portability and Accountability Act” as may be amended, regarding the CEDING COMPANY’S employee’s, clients, customers, and /or policyholders shall be held in accordance with the Gramm-Leach-Bliley Act of 1999, its amendments, and any regulations promulgated thereunder; or the provisions of the Health Insurance Portability and Accountability Act of 1996, its amendments, and any regulations promulgated thereunder, as the case may be; and the REINSURER shall comply with the requirements of any other federal and state laws, statutes, published rules and regulations relating to the privacy and treatment of personal information, including personal health information. The provisions of this Section F shall survive termination of this Agreement without a time limitation.

ARTICLE X - UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS

If through unintentional error, oversight, omission, or misunderstanding (collectively referred to as “errors”), REINSURER or CEDING COMPANY fails to comply with the terms of this Agreement and if, upon discovery of the error by either party, the other is promptly notified, each thereupon will be restored to the position it would have occupied if the error had not occurred, including interest.

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If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

ARTICLE XI - CURRENCY

All retentions and limits hereunder, and all monetary data elements as described in Schedule F, are expressed in United States dollars and all premium and claim payments shall be made in United States dollars.

ARTICLE XII - INSOLVENCY

A.	In the event of insolvency of CEDING COMPANY, any net GMDB CLAIMS due CEDING COMPANY, after offset for REINSURANCE PREMIUM due REINSURER as described in Article XIV, will be payable directly by REINSURER to CEDING COMPANY or to its liquidator, receiver, conservator or statutory successor on the basis of REINSURER’S liability to CEDING COMPANY without diminution because of the insolvency of CEDING COMPANY, or because the liquidator, receiver, conservator or statutory successor of CEDING COMPANY has failed to pay all or a portion of any claim.

B.	In the event of insolvency of CEDING COMPANY, the liquidator, receiver, or statutory successor will, within reasonable time after the claim is filed in the insolvency proceeding, give written notice to REINSURER of all pending claims against CEDING COMPANY on any ANNUITY CONTRACTS reinsured. While a claim is pending, REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses that it may deem available to CEDING COMPANY or its liquidator, receiver, or statutory successor. If CEDING COMPANY benefits from the defense by REINSURER, the expense incurred by REINSURER will be chargeable, subject to court approval against CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to CEDING COMPANY solely as a result of the defense undertaken by REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by CEDING COMPANY.

C.	In the event of insolvency of the REINSURER, the CEDING COMPANY shall have the right to recapture within 30 days, in accordance with Article III.

ARTICLE XIII - ARBITRATION

A.	Any dispute between the parties arising out of or in connection with this Agreement including its formation and validity, whether such dispute arises before or after the

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termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Unless the parties agree upon a single arbitrator, within 60 days of one party receiving a written request from the other for arbitration, the claimant (the party requesting arbitration) shall appoint an arbitrator and give written notice thereof to the respondent (the party receiving the request for arbitration). Within 60 days of receiving such notice, the respondent shall appoint the second arbitrator and give notice thereof to the claimant, failing which the claimant may apply to the President, for the time being, of the Chartered Institute of Arbitrators, Bermuda Branch to nominate an arbitrator on behalf of the respondent. The two arbitrators shall select a third arbitrator within 60 days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the third arbitrator within 60 days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three candidates, each arbitrator shall select one name from the list submitted by the other and the third arbitrator shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators, failing which agreement the third arbitrator shall be chosen by the President, for the time being, of the Chartered Institute of Arbitrators, Bermuda Branch.

B.	Unless the parties otherwise agree, the arbitrators shall be present or former officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof. The three arbitrators shall decide by majority. If no majority can be reached, the verdict of the third arbitrator, who shall act as chairman of the tribunal, shall prevail.

C.	The arbitration tribunal shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to matters which it may consider proper in the circumstances of the case including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit. The panel will be relieved of all judicial formality and will not be bound by rules of procedure and evidence. The panel will interpret this Agreement as an honorable engagement rather than merely as a legal obligation and will make its decision based upon the custom and practice of the insurance and reinsurance business following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof. The panel is empowered to grant interim relief as it may deem appropriate.

D.	The decision of the arbitration panel shall be in writing and shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses, as it deems appropriate, including, but not limited to, attorneys’ fees, and interest. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

E.	The seat of the arbitration shall be in Bermuda.

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ARTICLE XIV - OFFSET

Either party shall have, and may exercise at any time the right to offset any balance or amounts whether on account of premiums, or on account of claims or otherwise, due from one party to the other under the terms of this Agreement.

ARTICLE XV - MISCELLANEOUS

A.	This Agreement means the text hereof, the Schedules and any Amendments effected in accordance with this paragraph. The Agreement constitutes the entire statement of agreement between the parties with regard to the subject matter hereof. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Any changes or additions to this Agreement must be effected by means of a written amendment that has been signed by both parties.

B.	Notwithstanding the termination of this Agreement as provided herein, its provisions will continue to apply hereunder to the end that all obligations and liabilities incurred by each party hereunder will be fully performed and discharged.

C.	If any provision of this Agreement should be rendered invalid, illegal or unenforceable, the parties will renegotiate the Agreement in good faith to cure such invalid, illegal or unenforceable provision. If such negotiations are unsuccessful to resolve the matter, then (i) such invalid, illegal or unenforceable provision will be deleted from the Agreement, (ii) to the maximum extent permitted by law, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and (iii) this Agreement will be construed to give effect to the remaining provisions hereof to carry out its original intent.

ARTICLE XVI - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Bermuda.

ARTICLE XVII - NOTICES

A	All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, facsimile with proof of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, NY 10004

Attention: Chief Actuary

Phone: (212) 598-8731            Fax: (212) 919-2277

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Chief Financial Officer

ACE Tempest Life Reinsurance Ltd.

The ACE Tempest Re Building,

30 Woodbourne Avenue

Hamilton, HM 08 Bermuda

Phone: (441) 298-9532            Fax: (441) 295-2888

B.	Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance Ltd.		The Guardian Insurance & Annuity Company, Inc.

By		By

Name	Ari Lindner	Name	Charles G. Fisher

Title	President	Title	Senior Vice President

Date	April 22, 2005	Date	May 5, 2005

ATTEST:		ATTEST:

By		By

Name	Huan Tseng	Name	FRANK L. PEPE

Title	VP and Life Actuary	Title	SR. VICE PRESIDENT

Date	Apr 22, 2005	Date	May 11, 2005

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SCHEDULE A-1

Description of Guaranteed Minimum Death Benefit (GMDB)

for CONTRACT TYPES listed in Schedule B-1

The Guaranteed Minimum Death Benefits are completely described in the ANNUITY CONTRACTS or riders, referenced by form number in Schedule B-1.

ROP GMDB:

Return of premium

Contract Anniversary Death Benefit:

On or after the first Contract Anniversary, the highest Contract Anniversary Death Benefit is:

(a)	the largest Accumulation Value on any Contract Anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday;

(b)	plus any premiums paid since the date of the most recent highest Contract Anniversary;

(c)	minus any partial withdrawals since the most recent highest Contract Anniversary Death Benefit date;

(d)	minus an adjustment (HCVADJ), defined below, for each partial withdrawal made since the most recent highest Contract Anniversary Death Benefit date.

HCVADJ is calculated by	(HCV-AV) x PW
AV

Where:

AV	=	the Accumulation Value of the contract before the partial withdrawal is taken.

HCV	=	the highest Contract Anniversary Death Benefit under this rider before a partial withdrawal is taken.

PW	=	the amount of the partial withdrawal.

If the HCVADJ, as calculated above, is less than zero, it will be set to zero.

3% Simple Interest Death Benefit:

The 3% Simple Interest Death Benefit is the total of premiums paid less partial withdrawals, less any adjustments (SIBADJ), described below, accumulated at 3% simple interest from the date of each of these transactions, up to a maximum of 200% of the total of premiums paid less any partial withdrawals and any SIBADJ. However, the accumulation of 3% simple interest ends on the earlier of the date of the annuitant’s death or the Contract anniversary immediately prior to the annuitant’s 80th birthday.

For the period from the Contract Anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% Simple Interest Death Benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any SIBADJ. The 3% Simple Interest Death Benefit is zero on and after the annuitant’s 80th birthday, and the death benefit payable will be that described in the Basic Contract.

The 3% Simple Interest Death Benefit is reduced for each partial withdrawal by deducting the amount of the partial withdrawal and any SIBADJ.

Each SIBADJ is calculated by	(SIB-AV) x PW
AV

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Where:

AV = the Accumulation Value of the contract immediately before the partial withdrawal is take.

SIB = the 3% Simple Interest Death Benefit immediately before the partial withdrawal is taken.

PW = the amount of the partial withdrawal.

If the SIBADJ, as calculated above, is less than zero, it will be set to zero.

The 3% Simple Interest Death Benefit amount after a partial withdrawal will be equal to (a) – (b) – (c), where:

(a) is the 3% Simple Interest Death Benefit amount immediately prior to the partial withdrawal;

(b) is the amount of the partial withdrawal; and

(c) is the SIBADJ as described above.

Simple Interest means that there is no compounding of interest.

Enhanced Contract Anniversary Death Benefit:

The death benefit is the greater of:

(a) the 3% Simple Interest Death Benefit; or

(b) the Contract Anniversary Death Benefit.

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SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Investor Asset Builder Variable Annuity	IV A-2060	3/08/04
Investor Income Access Variable Annuity	IV A-2050	7/22/02
CXC Variable Annuity	IV A-2070	2/07/05

To be covered by this Agreement, policy must elect the following rider:

04-R286 (Enhanced Contract Anniversary Guaranteed Minimum Death Benefit Rider)

GMDB reinsured only to the extent that the death benefit exceeds ROP; CEDING COMPANY is responsible for claim amounts resulting from the account value falling below the ROP GMDB.

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SCHEDULE B-2

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

	CXC S/A F	GIAB S/A R	GIIA S/A Q
	Variable Annuity	Variable Annuity	Variable Annuity
Guardian

The Guardian Stock Fund	Yes	Yes	Yes

The Guardian VC 500 Index Fund	Yes	Yes	Yes

The Guardian VC Asset Allocation Fund	Yes	Yes	Yes

The Guardian VC High Yield Bond Fund	Yes	Yes	Yes

The Guardian VC Low Duration Bond Fund	Yes	Yes	Yes

The Guardian UBS VC Large Cap Value Fund	Yes	Yes	Yes

The Guardian UBS VC Small Cap Value Fund	Yes	Yes	Yes

The Guardian Bond Fund	Yes	Yes	Yes

The Guardian Cash Fund	Yes	Yes	Yes

Baillie Gifford International Growth Fund	Yes	Yes	Yes

Baillie Gifford Emerging Markets Fund	Yes	Yes	Yes

The Guardian Small Cap Stock Fund	Yes	Yes	Yes

AIM (Series II Shares)

AIM V.I. Aggressive Growth Fund	Yes	Yes	Yes

AIM V.I. Basic Value Fund	Yes	Yes	Yes

AIM V.I. Government Securities Fund	Yes	Yes	Yes

AIM V.I. Growth Fund	Yes	Yes	Yes

AIM V.I. Mid Cap Core Equity Fund	Yes	Yes	Yes

AIM V.I. Premier Equity Fund	Yes	Yes	Yes

Alger (Class S Shares)

Alger American Leveraged AllCap Portfolio	Yes	Yes	Yes

AllianceBernstein (Class B Shares)

AllianceBernstein Premier Growth Portfolio	Yes	Yes	Yes

AllianceBernstein Growth and Income Portfolio	Yes	Yes	Yes

AllianceBernstein Technology Portfolio	Yes	Yes	Yes

AllianceBernstein Value Portfolio	Yes	Yes	Yes

AllianceBernstein Real Estate Investment Portfolio	Yes	Yes	Yes

Davis

Davis Financial Portfolio	Yes	Yes	Yes

Davis Real Estate Portfolio	Yes	Yes	Yes

Davis Value Portfolio	Yes	Yes	Yes

Fidelity (Service Class 2 )

Fidelity VIP Balanced Portfolio	Yes	Yes	Yes

Fidelity VIP Contrafund Portfolio	Yes	Yes	Yes

Fidelity VIP Equity-Income Portfolio	Yes	Yes	Yes

Fidelity VIP Growth Portfolio	Yes	Yes	Yes

Fidelity VIP Investment Grade Bond Portfolio	Yes	Yes	Yes

Fidelity VIP Mid Cap Portfolio	Yes	Yes	Yes

Franklin Templeton (Class 2 Shares)

Franklin Rising Dividends Securities Fund	Yes	Yes	Yes

Franklin Small Cap Value Securities Fund	Yes	Yes	Yes

Templeton Growth Securities Fund	Yes	Yes	Yes

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Gabelli

Gabelli Capital Asset Fund	Yes	Yes	Yes

MFS (Service)

MFS Bond Series	Yes	Yes	Yes

MFS Capital Opportunities Series	Yes	Yes	Yes

MFS Emerging Growth Series	Yes	Yes	Yes

MFS Investors Trust Series	Yes	Yes	Yes

MFS New Discovery Series	Yes	Yes	Yes

MFS Strategic Income Series	Yes	Yes	Yes

MFS Total Return Series	Yes	Yes	Yes

Value Line

Value Line Centurion Fund, Inc.	Yes	Yes	Yes

Value Line Strategic Asset Management Trust	Yes	Yes	Yes

Van Kampen (Class II Shares)

Van Kampen Life Investment Trust Government Portfolio	Yes	Yes	Yes

Van Kampen Life Investment Trust Growth & Income Portfolio	Yes	Yes	Yes

Guardian Fixed Rate Option	Yes	Yes	Yes

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SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	RETAIL ANNUITY PREMIUMS shall not exceed $2 million unless the CEDING COMPANY has granted prior written approval to some other limit.

3)	Valid ANNUITY CONTRACT annuitant issue ages are 0 through 74 for contracts with GMDB

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SCHEDULE C-2

Limits and Rules of REINSURER

1)	The REINSURER’S liability cannot be increased as a result of CEDING COMPANY’S actions with respect to contested claims.

2)	The REINSURER will not be liable for extra contractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY unless the REINSURER provided written consent to the action or inaction of the CEDING COMPANY which resulted in the imposition of extra contractual damages.

However, for claim denials and rescissions, the REINSURER will reimburse the CEDING COMPANY for the CEDING COMPANY’S extra contractual damages that result from the REINSURER’S actions that directly and proximately cause such extra contractual damages. Any such reimbursement will be in proportion to the REINSURER’S direct and proximate participation in the actions that lead to the extra contractual damages.

3)	For purposes of Article III, paragraph C (ii), the limit on cumulative RETAIL ANNUITY PREMIUMS is $600 million multiplied by the REINSURER’S Quota Share as provided in Schedule E.

4)	RETAIL ANNUITY PREMIUMS paid under reinsured ACTIVE CONTRACTS after the date provided in Article III, paragraph C will continue to be subject to this Agreement.

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SCHEDULE C-3

INDIVIDUAL CLAIM LIMIT

The maximum reinsurance GMDB claim liability on any single life, shall be the dollar amount stated below multiplied by the REINSURER’S Quota Share, determined in accordance with Schedule E:

$1.0 million for claims occurring from effective date to 4/4/2007

$1.5 million for claims occurring from 4/5/2007 to 4/4/2012

$2.0 million for claims occurring from 4/5/2012 to 4/4/2017

$2.5 million for claims occurring on or after 4/5/2017

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SCHEDULE D

REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is equal to 25.0 basis points (0.0025).

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

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SCHEDULE E

REINSURER’S Quota Share

1)	For each ANNUITY CONTRACT, REINSURER accepts a 100% Quota Share of the GMDB CLAIMS described in this Agreement, subject to the limits and other terms and conditions described herein.

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SCHEDULE F

Monthly Reporting Format and Data Requirements

Seriatim Report to be prepared monthly by CEDING COMPANY and delivered to REINSURER:

Field	Comments
Report Date	YYYYMMDD

Policy Number or Contract Number
Policy Issue Date	YYYYMMDD
Policy Tax Status	Q or N (Qualified or Non-qualified)

Annuitant Sex	M or F
Annuitant Date of Birth	YYYYMMDD
Annuitant Social Security #

Joint Annuitant Sex	M or F
Joint Annuitant Date of Birth	YYYYMMDD
Joint Annuitant Social Security #

Owner Sex	M or F
Owner Date of Birth	YYYYMMDD
Owner Social Security #

Joint Owner Sex	M or F
Joint Owner Date of Birth	YYYYMMDD
Joint Owner Social Security #

Return of Premium Death Benefit Value	If applicable
Reset Death Benefit Value	If applicable
Ratchet Death Benefit Value	If applicable
Roll-up Death Benefit Base	If applicable
Guaranteed Minimum Death Benefit Value	Greatest of above

Net Deposits
Current Account Value

Relevant Life for GMDB Claim	A or O (Annuitant / Owner)
GMDB Claim Trigger	1 or 2 (First to die / Second to die)

27

Reporting Requirements (continued)

Field	Comments
Value in Aggressive Growth Funds	Morningstar Definition
Value in Balanced Funds	Morningstar Definition
Value in Corporate Bond Funds	Morningstar Definition
Value in Government Bond Funds	Morningstar Definition
Value in Growth Funds	Morningstar Definition
Value in Growth and Income Funds	Morningstar Definition
Value in High Yield Bond Funds	Morningstar Definition
Value in International Bond Funds	Morningstar Definition
Value in International Stock Funds	Morningstar Definition
Value in Money Market Funds	Morningstar Definition
Value in Specialty Funds	Morningstar Definition

Value in General Account

Termination Date	YYYYMMDD
Termination Reason	A (Annuitization), D (Death), O (Other)

Total Number of Contracts	Split by Enhanced Benefit Option Type
Total Account Value	Split by Enhanced Benefit Option Type, Age Band, and Fund Category
Total GMDB Value	Split by GMDB Option Type, Age Band, and fund Category

Claims Report to be prepared monthly by CEDING COMPANY and delivered to REINSURER including the following information:

Seriatim Report Data as of the Date of Notification (the date that death or annuitization related paperwork is submitted in full)

Date of Death or Annuitization

Date of Notification

Death Benefit Paid

Death Benefit Amount Paid in Excess of Account Value

Vadbetem2A

28

AMENDMENT NO. 1

to the

VARIABLE ANNUITY REINSURANCE AGREEMENT

Effective April 4, 2005

Between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER”)

Hamilton, Bermuda

Effective January 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Article III Section C, is hereby replaced by the attached Article III Section C.

•	Article XVII - Notices, is hereby replaced by the attached Article XVII - Notices.

•	Schedule A-1, is hereby replaced by the attached Schedule A-1 .

•	Schedule B-1, is hereby replaced by the attached Schedule B-1.

•	Schedule B-2, is hereby replaced by the attached Schedule B-2.

•	Schedule C-1, is hereby replaced by the attached Schedule C-1.

•	Schedule C-2, is hereby replaced by the attached Schedule C-2.

•	Schedule D, is hereby replaced by the attached Schedule D.

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

By:		Attest:

Title:	Chief Actuary	Title:	VP & Controller

Date:	17 August 2006	Date:	8/12/2006

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:

Title:	President	Title:	VP and Life Actuary

Date:	Aug. 10, 2006	Date:	Aug 10, 2006

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

C.	Business covered by this Agreement does not include new ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on December 31, 2007 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS exceed the limit provided in Schedule C-2 as notified by CEDING COMPANY.

ARTICLE XVII - NOTICES

A	All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, facsimile with proof of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

The Guardian Insurance and Annuity Company, INC.
7 Hanover Square
New York, NY 10004
Attention: Office of the Chief Actuary
Phone: (212) 598-3958	Fax: (212) 598-7034

Chief Financial Officer
ACE Tempest Life Reinsurance Ltd.
The ACE Tempest Re Building,
30 Woodbourne Avenue
Hamilton, HM 08 Bermuda
Phone: (441) 298-9532	Fax: (441) 295-2888

B.	Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

SCHEDULE A-1

Description of Guaranteed Minimum Death Benefit (GMDB)

for CONTRACT TYPES listed in Schedule B-1

The Guaranteed Minimum Death Benefits are completely described in the ANNUITY CONTRACTS or riders, referenced by form number in Schedule B-1.

ROP GMDB:

Return of premium

Contract Anniversary Death Benefit:

On or after the first Contract Anniversary, the highest Contract Anniversary Death Benefit is:

(a)	the largest Accumulation Value on any Contract Anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday;

(b)	plus any premiums paid since the date of the most recent highest Contract Anniversary;

(c)	minus any partial withdrawals since the most recent highest Contract Anniversary Death Benefit date;

(d)	minus an adjustment (HCVADJ), defined below, for each partial withdrawal made since the most recent highest Contract Anniversary Death Benefit date.

HCVADJ is calculated by	(HCV-AV) x PW
AV

Where:

AV	=	the Accumulation Value of the contract before the partial withdrawal is taken.

HCV	=	the highest Contract Anniversary Death Benefit under this rider before a partial withdrawal is taken.

PW	=	the amount of the partial withdrawal.

If the HCVADJ, as calculated above, is less than zero, it will be set to zero.

3% Simple Interest Death Benefit:

The 3% Simple Interest Death Benefit is the total of premiums paid less partial withdrawals, less any adjustments (SIBADJ), described below, accumulated at 3% simple interest from the date of each of these transactions, up to a maximum of 200% of the total of premiums paid less any partial withdrawals and any SIBADJ. However, the accumulation of 3% simple interest ends on the earlier of the date of the annuitant’s death or the Contract anniversary immediately prior to the annuitant’s 80th birthday.

For the period from the Contract Anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% Simple Interest Death Benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any SIBADJ. The 3% Simple Interest Death Benefit is zero on and after the annuitant’s 85th birthday, and the death benefit payable will be that described in the Basic Contract.

The 3% Simple Interest Death Benefit is reduced for each partial withdrawal by deducting the amount of the partial withdrawal and any SIBADJ.

Each SIBADJ is calculated by	(SIB-AV) x PW
AV

Where:

AV	=	the Accumulation Value of the contract immediately before the partial withdrawal is take.

SIB	=	the 3% Simple Interest Death Benefit immediately before the partial withdrawal is taken.

PW	=	the amount of the partial withdrawal.

If the SIBADJ, as calculated above, is less than zero, it will be set to zero.

The 3% Simple Interest Death Benefit amount after a partial withdrawal will be equal to (a) – (b) – (c), where:

(a)	is the 3% Simple Interest Death Benefit amount immediately prior to the partial withdrawal;

(b)	is the amount of the partial withdrawal; and

(c)	is the SIBADJ as described above.

Simple Interest means that there is no compounding of interest.

04-R286: Enhanced Contract Anniversary Death Benefit:

The death benefit is the greater of:

(a)	the 3% Simple Interest Death Benefit; or

(b)	the Contract Anniversary Death Benefit.

03-AEDB: Contract Anniversary Enhanced Death Benefit:

The death benefit is equal to the highest Adjusted Accumulation Value of the Basic Contract on any Contract Anniversary before the annuitant’s 85th birthday Anniversary or, if sooner, before the death of the annuitant. The Adjusted Accumulation Value is the Accumulation Value of the Basic Contract on any Contract Anniversary

•	plus any subsequent Net Premium payments received after that Contract Anniversary and before the date of the annuitant’s death;

•	less an adjusted amount, as described below, for each partial withdrawal made subsequent to that Contract Anniversary and before the date of the annuitant’s death.

Adjusted Amount for Each Partial Withdrawal

For the purpose of calculating the Adjusted Accumulation Value, the adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes, by the Accumulation Value immediately before that withdrawal; and

(ii)	multiplying the result of (i) by the Contract Anniversary Enhanced Death Benefit immediately prior to the withdrawal.

SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Investor Asset Builder Variable Annuity	IVA-2060	3/08/04
Investor Income Access Variable Annuity	IVA-2050	7/22/02
CXC Variable Annuity	IVA-2070	2/07/05

To be covered by this Agreement, policy must elect one of the following riders:

04-R286: Enhanced Contract Anniversary Guaranteed Minimum Death Benefit Rider

03-AEDB version of the Contract Anniversary Enhanced Guaranteed Minimum Death Benefit Rider; Only contracts that elect this rider on or after January 1, 2006 are covered by this agreement.

Special Conditions

GMDB reinsured only to the extent that the death benefit exceeds ROP; CEDING COMPANY is responsible for claim amounts resulting from the account value falling below the ROP GMDB.

SCHEDULE B-2

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

	CXC	GIIA	GIAB
	Variable Annuity	Variable Annuity	Variable Annuity
Guardian

The Guardian Stock Fund	Yes	Yes	Yes

The Guardian VC 500 Index Fund	Yes	Yes	Yes

The Guardian VC Asset Allocation Fund	Yes	Yes	Yes

The Guardian VC High Yield Bond Fund	Yes	Yes	Yes

The Guardian VC Low Duration Bond Fund	Yes	Yes	Yes

The Guardian UBS VC Large Cap Value Fund	Yes	Yes	Yes

The Guardian UBS VC Small Cap Value Fund	Yes	Yes	Yes

The Guardian Bond Fund	Yes	Yes	Yes

The Guardian Cash Fund	Yes	Yes	Yes

Baillie Gifford International Fund	Yes	Yes	Yes

Baillie Gifford Emerging Markets Fund	Yes	Yes	Yes

The Guardian Small Cap Stock Fund	Yes	Yes	Yes

AIM (Series I & Series II Shares)

AIM V.I. Basic Value Fund (Series II Shares)	Yes	Yes	Yes

AIM V.I. Capital Appreciation Fund	Yes	Yes	Yes

AIM V.I. Utilities Fund

AIM V.I. Government Securities Fund

AIM V.I. Government Securities Fund (Series II Shares)	Yes	Yes	Yes

AIM V.I. Mid Cap Core Equity Fund (Series II Shares)	Yes	Yes	Yes

AIM V.I. Core Equity Fund

AIM V.I. Core Equity Fund (Series II Shares)

Alger (Class S Shares)

Alger American Leveraged AllCap Portfolio	Yes	Yes	Yes

AllianceBernstein (Class B Shares)

AllianceBernstein Large Cap Growth Portfolio	Yes	Yes	Yes

AllianceBernstein Growth and Income Portfolio	Yes	Yes	Yes

AllianceBernstein Global Technology Portfolio	Yes	Yes	Yes

AllianceBernstein Value Portfolio	Yes	Yes	Yes

AllianceBernstein Real Estate Investment Portfolio	Yes	Yes	Yes

American Century (Class 1 Shares)

American Century VP Capital Appreciation Fund

Davis

Davis Financial Portfolio	Yes	Yes	Yes

Davis Real Estate Portfolio	Yes	Yes	Yes

Davis Value Portfolio	Yes	Yes	Yes

Fidelity Initial (a) / Service (b) / Service Class 2 (c)

Fidelity VIP Balanced Portfolio [c]	Yes	Yes	Yes

Fidelity VIP Contrafund Portfolio [b]

Fidelity VIP Contrafund Portfolio [c]	Yes	Yes	Yes

Fidelity VIP Equity-Income Portfolio [b]

Fidelity VIP Equity-Income Portfolio [c]	Yes	Yes	Yes

Fidelity VIP Growth Portfolio [c]	Yes	Yes	Yes

Fidelity VIP Growth-Opportunities Portfolio [b]

Fidelity VIP Investment Grade Bond Portfolio [c]	Yes	Yes	Yes

Fidelity VIP Mid Cap Portfolio [b]

Fidelity VIP Mid Cap Portfolio [c]	Yes	Yes	Yes

Franklin Templeton (Class 2 Shares)

Franklin Rising Dividends Securities Fund	Yes	Yes	Yes

Franklin Small Cap Value Securities Fund	Yes	Yes	Yes

Templeton Growth Securities Fund	Yes	Yes	Yes

Gabelli

Gabelli Capital Asset Fund	Yes	Yes	Yes

Janus Institutional (a) / Service (b)

Janus Aspen Forty Portfolio [a]

Janus Aspen Forty Portfolio [b]

Janus Aspen Flexible Bond Portfolio [b]

Janus Aspen Large Cap Growth & Income Portfolio [a]

Janus Aspen Large Cap Growth & Income Portfolio [b]

Janus Aspen Mid Cap Growth Portfolio [a] (formerly Janus Aspen Aggressive Growth Portfolio)

Janus Aspen Mid Cap Growth Portfolio [b] (formerly Janus Aspen Aggressive Growth Portfolio)

Janus Aspen Aggressive Growth Portfolio [a]

Janus Aspen Worldwide Growth Portfolio [b]

MFS Initial (a) / Service (b)

MFS Research Bond Series [b]	Yes	Yes	Yes

MFS Capital Opportunities Series [b]	Yes	Yes	Yes

MFS Emerging Growth Series [a]

MFS Emerging Growth Series [b]	Yes	Yes	Yes

MFS Investors Trust Series [a]

MFS Investors Trust Series [b]	Yes	Yes	Yes

MFS New Discovery Series[a]

MFS New Discovery Series [b]	Yes	Yes	Yes

MFS Research Series [a]

MFS Strategic Income Series [b]	Yes	Yes	Yes

MFS Total Return Series [a]

MFS Total Return Series[b]	Yes	Yes	Yes

Prudential (Class II)

Jennison Portfolio (Class II)

Value Line

Value Line Centurion Fund, Inc.	Yes	Yes	Yes

Value Line Strategic Asset Management Trust	Yes	Yes	Yes

Van Kampen (Class II Shares)

Van Kampen Life Investment Trust Government Portfolio	Yes	Yes	Yes

Van Kampen Life Investment Trust Growth & Income	Yes	Yes	Yes

GIAC’s Fixed Rate Option	Yes	Yes	Yes

[a] - Initial Class; [b] - Service Class

[c] - Service Class 2

SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	RETAIL ANNUITY PREMIUMS shall not exceed $2 million unless the REINSURER has granted prior written approval to some other limit.

3)	Valid ANNUITY CONTRACT annuitant issue ages are 0 through 74 for contracts with GMDB

SCHEDULE C-2

Limits and Rules of REINSURER

1)	The REINSURER’S liability cannot be increased as a result of CEDING COMPANY’S actions with respect to contested claims.

2)	The REINSURER will not be liable for extra contractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY unless the REINSURER provided written consent to the action or inaction of the CEDING COMPANY which resulted in the imposition of extra contractual damages.

However, for claim denials and rescissions, the REINSURER will reimburse the CEDING COMPANY for the CEDING COMPANY’S extra contractual damages that result from the REINSURER’S actions that directly and proximately cause such extra contractual damages. Any such reimbursement will be in proportion to the REINSURER’S direct and proximate participation in the actions that lead to the extra contractual damages.

3)	For purposes of Article III, paragraph C (ii), the limit on cumulative RETAIL ANNUITY PREMIUMS is $800 million multiplied by the REINSURER’S Quota Share as provided in Schedule E.

4)	RETAIL ANNUITY PREMIUMS paid under reinsured ACTIVE CONTRACTS after the date provided in Article III, paragraph C will continue to be subject to this Agreement.

SCHEDULE D

REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is as follows:

For ANNUITY CONTRACTS having the Enhanced Contract Anniversary Death Benefit GMDB TYPE (04-R286) as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 25 basis points (0.0025).

For ANNUITY CONTRACTS having the Contract Anniversary Enhanced Death Benefit GMDB TYPE (03-AEDB) as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 22 basis points (0.0022).

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.

AMENDMENT NO. 2

to the

VARIABLE ANNUITY REINSURANCE AGREEMENT

Effective April 4, 2005

Between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER)

Hamilton, Bermuda

Effective December 31, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Article III Section C, is hereby replaced by the attached Article III Section C.

•	Schedule B-2, is hereby replaced by the attached Schedule B-2.

THE GUARDIAN INSURANCE AND ANNUITY, INC.

By:		Attest:
Title:	SVP & Chief Actuary	Title:	VP & Controller
Date:	30 January 2008	Date:	1/30/08

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:
Huan Tseng
Title:	SVP & Chief Pricing Officer	Title:	AVP and Life Actuary
Date:	Jan 28, 2008	Date:	Jan 28, 2008

ARTICLE III - EFFECTIVE DATE, BUSINESS COVERED, TERM AND TERMINATION

C.	Business covered by this Agreement does not include new ANNUITY CONTRACTS issued by the CEDING COMPANY on and after the earlier of (i) 11:59 p.m. Eastern Standard Time, on December 31, 2009 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS paid on ACTIVE CONTRACTS exceed the limit provided in Schedule C-2 as notified by CEDING COMPANY.

SCHEDULE B-2

Investment Funds under CONTRACT TYPES Reinsured under this Agreement

	CXC F Variable Annuity	GlAB R Variable Annuity	GllA Q Variable Annuity	C+C F Variable Annuity	RAM E Variable Annuity
RS Variable Products Trust Funds
RS Core Equity VIP Series The Guardian Stock Fund	Yes	Yes	Yes	Yes	Yes
RS S&P 500 Index VIP Series The Guardian VC 500 Index Fund	Yes	Yes	Yes	Yes	Yes
RS Asset Allocation VIP Series The Guardian VC Asset Allocation Fund	Yes	Yes	Yes	Yes	Yes
RS High Yield Bond VIP Series The Guardian VC High Yield Bond Fund	Yes	Yes	Yes	Yes	Yes
RS Low Duration Bond VIP Series The Guardian VC Low Duration Bond Fund	Yes	Yes	Yes	Yes	Yes
RS Large Cap Value VIP Series The Guardian UBS VC Large Cap Value Fund	Yes	Yes	Yes	Yes	Yes
RS Partners VIP Series The Guardian UBS VC Small Cap Value Fund	Yes	Yes	Yes	Yes	Yes
RS International Growth VIP Series Baillie Gifford International Growth Fund	Yes	Yes	Yes	Yes	Yes
RS Emerging Markets VIP Series Baillie Gifford Emerging Markets Fund	Yes	Yes	Yes	Yes	Yes
RS Small Cap Core Equity VIP Series The Guardian Small Cap Stock Fund	Yes	Yes	Yes	Yes	Yes
RS Investment Quality Bond VIP Series The Guardian Bond Fund	Yes	Yes	Yes	Yes	Yes
RS MidCap Opportunities VIP Series	Yes	Yes	Yes	Yes	Yes
RS Global Natural Resources VIP Series	Yes	Yes	Yes	Yes	Yes
RS Value VIP Series	Yes	Yes	Yes	Yes	Yes
RS Equity Dividend VIP Series	Yes	Yes	Yes	Yes	Yes
effective January 15, 2008 RS Technology VIP Series (formerly RS Information Age VIP Series)	Yes	Yes	Yes	Yes	Yes
effective May 1 - RS Money Market VIP Series (formerly RS Cash Management VIP) The Guardian Cash Fund	Yes	Yes	Yes	Yes	Yes

AIM (Series I & Series II Shares)
AIM V.I. Aggressive Growth Fund - Acquired by Capital Appreciation Fund 2006 -	—	—	—	—	—
AIM V.I. Basic Value Fund (Series II Shares)	Yes	Yes	Yes
AIM V.I. Capital Appreciation Fund				Yes	Yes
AIM V.I. Capital Appreciation Fund (Series II Shares)	Yes	Yes	Yes
AIM V.I. Core Equity Fund				Yes	Yes

AIM V.I. Core Equity Fund (Series II Shares)	Yes	Yes	Yes
AIM V.I. Government Securities Fund				Yes	Yes
AIM V.I. Government Securities Fund (Series II Shares)	Yes	Yes	Yes
AIM V.I. Growth Fund
- Acquired by Capital Appreciation Fund 2006-	—	—	—	—	—
AIM V.I. Growth Fund (Series II Shares)
- Acquired by Capital Appreciation Fund 2006 -
AIM V.I. Mid Cap Core Equity Fund (Series II Shares)	Yes	Yes	Yes
AIM V.I. Utilities Fund					Yes

	(Class S Shares)	(Class S Shares)	(Class S Shares)	(Class O Shares)
Alger (Class S & Class 0 Shares)
Alger American Leveraged AllCap Portfolio	Yes	Yes	Yes	Yes

AllianceBernstein (Class B Shares)
AllianceBernstein Global Technology Portfolio	Yes	Yes	Yes	Yes	Yes
AllianceBernstein Growth and Income Portfolio	Yes	Yes	Yes	Yes	Yes
AllianceBernstein Large Cap Growth Portfolio	Yes	Yes	Yes	Yes	Yes
AllianceBernstein Real Estate Investment Portfolio	Yes	Yes	Yes
AllianceBernstein Value Portfolio	Yes	Yes	Yes	Yes	Yes

American Century (Class 1 Shares)
American Century VP Capital Appreciation Fund				Yes

Davis
Davis Financial Portfolio	Yes	Yes	Yes		Yes
Davis Real Estate Portfolio	Yes	Yes	Yes		Yes
Davis Value Portfolio	Yes	Yes	Yes		Yes

January 10, 2008	CXC F Variable Annuity	GIAB R Variable Annuity	GIIA Q Variable Annuity	C+C F Variable Annuity	RAM E Variable Annuity
Fidelity Initial (a) / Service (b) / Service Class 2 (c)
Fidelity VIP Balanced Portfolio [c]	Yes	Yes	Yes	Yes
Fidelity VIP Contrafund Portfolio [b]					Yes
Fidelity VIP Contrafund Portfolio [c]	Yes	Yes	Yes	Yes
Fidelity VIP Equity-Income Portfolio [b]					Yes
Fidelity VIP Equity-Income Portfolio [c]	Yes	Yes	Yes	Yes
Fidelity VIP Growth Portfolio [c]	Yes	Yes	Yes	Yes
Fidelity VIP Growth Opportunities Portfolio [b]					Yes
Fidelity VIP Investment Grade Bond Portfolio [c]	Yes	Yes	Yes	Yes
Fidelity VIP Mid Cap Portfolio [b]					Yes
Fidelity VIP Mid Cap Portfolio [c]	Yes	Yes	Yes	Yes

Franklin Templeton (Class 2 Shares)
Franklin Rising Dividends Securities Fund	Yes	Yes	Yes
Franklin Small Cap Value Securities Fund	Yes	Yes	Yes
Templeton Growth Securities Fund	Yes	Yes	Yes	Yes	Yes

Gabelli
Gabelli Capital Asset	Yes	Yes	Yes		Yes

Janus Institutional (a) / Service [b]
Janus Aspen Flexible Bond Portfolio [b]				Yes
Janus Aspen Forty Portfolio [a]					Yes
Janus Aspen Forty Portfolio [b]				Yes
Janus Aspen Growth and Income Portfolio [b]				Yes
Janus Aspen Large Cap Growth Portfolio [a]					Yes
Janus Aspen Mid Cap Growth Portfolio [a]					Yes
Janus Aspen Mid Cap Growth Portfolio [b]				Yes
Janus Aspen Worldwide Growth Portfolio [a]					Yes
Janus Aspen Worldwide Growth Portfolio [b]				Yes

MFS Initial (a) 1 Service (b)
effective May 1, 2007 - MFS Core Equity Series[b] (formerly Capital Opportunities Series)	Yes	Yes	Yes	Yes
MFS Emerging Growth Series[a]					Yes
MFS Emerging Growth Series[b]	Yes	Yes	Yes	Yes
MFS Investors Trust Series[a]					Yes
MFS Investors Trust Series[b]	Yes	Yes	Yes	Yes
MFS New Discovery Series[a]					Yes
MFS New Discovery Series[b]	Yes	Yes	Yes	Yes
MFS Research Series[a]					Yes
MFS Research Bond Series[b]	Yes	Yes	Yes
MFS Strategic Income Series[b]	Yes	Yes	Yes	Yes
MFS Total Return Series[a]					Yes
MFS Total Return Series[b]	Yes	Yes	Yes

Prudential (Class II)
Jennison Portfolio (Class II)				Yes	Yes

Value Line
Value Line Centurion Fund, Inc.	Yes	Yes	Yes	Yes	Yes
Value Line Strategic Asset Management Trust	Yes	Yes	Yes	Yes	Yes

Van Kampen (Class II Shares)
Van Kampen Life Investment Trust
Government Portfolio	Yes	Yes	Yes	Yes	Yes
Van Kampen Life lnvestment Trust
Growth and Income Portfolio	Yes	Yes	Yes	Yes	Yes

AMENDMENT NO. 3

to the

VARIABLE ANNUITY REINSURANCE AGREEMENT

Effective April 4, 2005

Between

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

(“CEDING COMPANY”)

New York, New York

and

ACE TEMPEST LIFE REINSURANCE LTD.

(“REINSURER)

Hamilton, Bermuda

Effective December 31, 2008, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Definitions of GMDB AMOUNT and ROP GMDB AMOUNT in Article I, Section D will be changed to the following:

GMDB AMOUNT means, in accordance with each ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined minimum amount payable on the death of the annuitant or owner.

ROP GMDB AMOUNT means, in accordance with each VARIABLE ANNUITY CONTRACT, the CEDING COMPANY’S contractually determined minimum return of premium amount payable on the death of the annuitant or owner,

•	Schedule A-1, is hereby replaced by the attached Schedule A-1.

•	Schedule B-1, is hereby replaced by the attached Schedule B-1.

•	Schedule C-1, is hereby replaced by the attached Schedule C-1.

•	Schedule D, is hereby replaced by the attached Schedule D.

THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

By:		Attest:
Name:	Michael Slipowite	Name:	Douglas Dubitsky
Title:	VP	Title:	VP
Date:	12/11/08	Date:	12/11/08

ACE TEMPEST LIFE REINSURANCE LTD.

By:		Attest:
Name:	Huan Tseng	Name:	Joe Bellanca
Title:	SVP & Chief Pricing Officer	Title:	VP & CFO
Date:	Dec 11, 2008	Date:	12/11/08

SCHEDULE A-1

Description of Guaranteed Minimum Death Benefit (GMDB)

for CONTRACT TYPES listed in Schedule B-1

The Guaranteed Minimum Death Benefits are completely described in the ANNUITY CONTRACTS or riders, referenced by form number in Schedule B-1.

ROP GMDB:

Return of premium

Contract Anniversary Death Benefit:

On or after the first Contract Anniversary, the highest Contract Anniversary Death Benefit is:

(a)	the largest Accumulation Value on any Contract Anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday;

(b)	plus any premiums paid since the date of the most recent highest Contract Anniversary;

(c)	minus any partial withdrawals since the most recent highest Contract Anniversary Death Benefit date;

(d)	minus an adjustment (HCVADJ), defined below, for each partial withdrawal made since the most recent highest Contract Anniversary Death Benefit date.

HCVADJ is calculated by	(HCV-AV) x PW
AV

Where:

AV =	the Accumulation Value of the contract before the partial withdrawal is taken.

HCV =	the highest Contract Anniversary Death Benefit under this rider before a partial withdrawal is taken.

PW =	the amount of the partial withdrawal.

If the HCVADJ, as calculated above, is less than zero, it will be set to zero.

3% Simple Interest Death Benefit:

The 3% Simple Interest Death Benefit is the total of premiums paid less partial withdrawals, less any adjustments (SIBADJ), described below, accumulated at 3% simple interest from the date of each of these transactions, up to a maximum of 200% of the total of premiums paid less any partial withdrawals and any SIBADJ. However, the accumulation of 3% simple interest ends on the earlier of the date of the annuitant’s death or the Contract anniversary immediately prior to the annuitant’s 80th birthday.

For the period from the Contract Anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% Simple Interest Death Benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any SIBADJ. The 3% Simple Interest Death Benefit is zero on and after the annuitant’s 85th birthday, and the death benefit payable will be that described in the Basic Contract.

The 3% Simple Interest Death Benefit is reduced for each partial withdrawal by deducting the amount of the partial withdrawal and any SIBADJ.

Each SIBADJ is calculated by	(SIB-AV) x PW
AV

Where:

AV =	the Accumulation Value of the contract immediately before the partial withdrawal is take.

SIB =	the 3% Simple Interest Death Benefit immediately before the partial withdrawal is taken.

PW =	the amount of the partial withdrawal,

If the SIBADJ, as calculated above, is less than zero, it will be set to zero.

The 3% Simple Interest Death Benefit amount after a partial withdrawal will be equal to (a) – (b) – (c), where:

(a)	is the 3% Simple Interest Death Benefit amount immediately prior to the partial withdrawal;

(b)	is the amount of the partial withdrawal; and

(c)	is the SIBADJ as described above.

Simple Interest means that there is no compounding of interest.

04-R286: Enhanced Contract Anniversary Death Benefit:

The death benefit is the greater of:

(a)	the 3% Simple Interest Death Benefit; or

(b)	the Contract Anniversary Death Benefit.

03-AEDB: Contract Anniversary Enhanced Death Benefit:

The death benefit is equal to the highest Adjusted Accumulation Value of the Basic Contract on any Contract Anniversary before the annuitant’s 85th birthday Anniversary or, if sooner, before the death of the annuitant. The Adjusted Accumulation Value is the Accumulation Value of the Basic Contract on any Contract Anniversary

•	plus any subsequent Net Premium payments received after that Contract Anniversary and before the date of the annuitant’s death;

•	less an adjusted amount, as described below, for each partial withdrawal made subsequent to that Contract Anniversary and before the date of the annuitant’s death.

Adjusted Amount for Each Partial Withdrawal

For the purpose of calculating the Adjusted Accumulation Value, the adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes, by the Accumulation Value immediately before that withdrawal; and

(ii)	multiplying the result of (i) by the Contract Anniversary Enhanced Death Benefit immediately prior to the withdrawal.

09-HAVDB: Highest Anniversary Value Death Benefit:

The death benefit payable is equal to the greater of:

•	the death benefit described in the Basic Contract; or

•	the Highest Anniversary Value Death Benefit, less annuity taxes, if any, as of the end of the Valuation Date on which the CEDING COMPANY receives Due Proof of Death in Good Order.

The Highest Anniversary Value Death Benefit (HAVDB) will be calculated as follows:

•	On the Issue Date, the HAVDB is equal to the initial premium payment.

•	On each Valuation Date the CEDING COMPANY receives an additional premium payment in Good Order at their Customer Service Office, the HAVDB will be increased by the amount of that premium payment.

•

On each Contract Anniversary up to and including the Contract Anniversary stated on the Contract Data page (the Contract Anniversary before the oldest owner’s 81st birthday or if sooner before the first death of any owner), the HAVDB will be increased to equal the Accumulation Value on that Contract Anniversary if the Accumulation Value exceeds the HAVDB then in effect. Thereafter the HAVDB will only increase due to additional premium payments and will only decrease, due to withdrawals as described below.

•

On each Valuation Date that a withdrawal is made, the HAVDB will be decreased by the Adjusted Withdrawal Amount described below, any Contingent Deferred Sales Charges paid thereon and annuity taxes, if any.

•

On the Valuation Date that a change in Owner, or in the event of a Non-Natural Owner, a change in the Annuitant, is effective, the HAVDB will be set to equal the Accumulation Value as of that Valuation Date even if the Accumulation Value is lower than the HAVDB on that Valuation Date.

Adjusted Withdrawal Amount

The Adjusted Withdrawal Amount for each withdrawal is the greater of the dollar amount of the withdrawal or the amount determined by:

(i)	dividing the amount of each withdrawal, including any applicable Contingent Deferred Sales Charges and annuity taxes, by the Accumulation Value immediately before that withdrawal; and

(ii)	multiplying the result of (i) by the HAVDB immediately prior to the withdrawal.

Spousal continuation of the base contract will terminate the benefit and will be treated as a new contract subject to the terms at the time of the continuation for the purposes of this Agreement.

SCHEDULE B-1

CONTRACT TYPES reinsured under this Agreement

Contract Description	Form Number	Issue Dates
Investor Asset Builder Variable Annuity	IVA-2060	3/08/04
Investor Income Access Variable Annuity	IVA-2050	7/22/02
CXC Variable Annuity	IVA-2070	2/07/05
Guardian Investor Variable Annuity B-Series and L-Series	09-IVA	1/26/09

To be covered by this Agreement, policy must elect one of the following riders:

04-R286:	Enhanced Contract Anniversary Guaranteed Minimum Death Benefit Rider

03-AEDB	version of the Contract Anniversary Enhanced Guaranteed Minimum Death Benefit Rider; Only contracts that elect this rider on or after January 1, 2006 are covered by this agreement.

09-HAVDB:	Highest Anniversary Value Death Benefit Rider

Special Conditions

GMDB reinsured only to the extent that the death benefit exceeds ROP; CEDING COMPANY is responsible for claim amounts resulting from the account value falling below the ROP GMDB.

SCHEDULE C-1

Limits and Rules of CEDING COMPANY

1)	CEDING COMPANY will determine the GMDB CLAIM (if any) for each ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all claim forms required under the ANNUITY CONTRACTS.

2)	Total RETAIL ANNUITY PREMIUMS received during the first policy year shall not exceed $3 million and cumulative RETAIL ANNUITY PREMIUMS shall not exceed $5 million unless the REINSURER has granted prior written approval to some other limit.

3)	For contracts with GMDB rider forms 04-R286 and 03-AEDB, valid ANNUITY CONTRACT annuitant issue ages are 0 through 74. For contracts with GMDB rider forms 09-HAVDB, valid ANNUITY CONTRACT owner issue ages are 0 through 75.

SCHEDULE D

REINSURANCE PREMIUM RATE

The Annual REINSURANCE PREMIUM RATE is as follows:

For ANNUITY CONTRACTS having the Enhanced Contract Anniversary Death Benefit GMDB TYPE (04-R286) as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 25 basis points (0.0025).

For ANNUITY CONTRACTS having the Contract Anniversary Enhanced Death Benefit GMDB TYPE (03-AEDB) as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 22 basis points (0.0022).

For ANNUITY CONTRACTS having the Highest Anniversary Value Death Benefit GMDB TYPE (09-HAVDB) as described in Schedule A-1, the Annual REINSURANCE PREMIUM RATE is equal to 23.5 basis points (0.00235).

Subject to the terms and conditions of this Agreement, the REINSURANCE PREMIUM RATE is guaranteed for all ACTIVE CONTRACTS reinsured under this Agreement.